Exhibit 10.11

Execution Version

(Prudential)

GETTY REALTY CORP.

$50,000,000 4.75% Series C Guaranteed Senior Notes due February 25, 2025

$50,000,000 5.47% Series D Guaranteed Senior Notes due June 21, 2028

$50,000,000 3.52% Series F Guaranteed Senior Notes due September 12, 2029

$100,000,000 3.43% Series I Guaranteed Senior Notes due November 25, 2030

$80,000,000 3.65% Series Q Guaranteed Senior Notes due January 20, 2033

$50,000,000 5.70% Series T Guaranteed Senior Notes due February 22, 2032

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Seventh Amended and Restated Note Purchase and Guarantee Agreement

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Dated as of November 21, 2024

[Certain information indicated by [***] has been excluded from this Exhibit 10.11 because it is not material.]

Schedule A	—	Information Relating to Purchasers
Schedule B	—	Defined Terms
Schedule C	—	Eligible Ground Leases (Legacy)
Schedule 1-C	—	Form of 4.75% Series C Guaranteed Senior Note due February 25, 2025
Schedule 1-D	—	Form of 5.47% Series D Guaranteed Senior Note due June 21, 2028
Schedule 1-E	—	Form of 3.52% Series F Guaranteed Senior Note due September 12, 2029
Schedule 1-F	—	Form of 3.43% Series I Guaranteed Senior Note due November 25, 2030
Schedule 1-G	—	Form of 3.65% Series Q Guaranteed Senior Note due January 20, 2033
Schedule 1-H	—	Form of 5.70% Series T Guaranteed Senior Note due February 22, 2032
Schedule 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock
Schedule 5.5	—	Financial Statements
Schedule 5.15	—	Existing Indebtedness
Schedule 5.23	—	Condition of Properties
Exhibit A	—	Form of Joinder

GETTY REALTY CORP.

292 Madison Avenue

New York, New York 10017

4.75% Series C Guaranteed Senior Notes due February 25, 2025

5.47% Series D Guaranteed Senior Notes due June 21, 2028

3.52% Series F Guaranteed Senior Notes due September 12, 2029

3.43% Series I Guaranteed Senior Notes due November 25, 2030

3.65% Series Q Guaranteed Senior Notes due January 20, 2033

5.70% Series T Guaranteed Senior Notes due February 22, 2032

November 21, 2024

To Each of the Purchasers Listed in

Schedule A Hereto:

Ladies and Gentlemen:

GETTY REALTY CORP., a Maryland corporation (together with any successor thereto that becomes a party hereto pursuant to Section 10.2, the “Company”), and each of its Subsidiaries party hereto as a “Subsidiary Guarantor” (collectively, the “Initial Subsidiary Guarantors”) agree with each of the Purchasers as follows:

Section 1. BACKGROUND; AUTHORIZATION OF ISSUE OF SERIES T NOTES.

Section 1.1 Background. The Company is currently party to that certain Sixth Amended and Restated Note Purchase and Guarantee Agreement, dated as of February 22, 2022, by and among the Company, the Initial Subsidiary Guarantors party thereto and the holders of the Existing Notes (as defined below) issued thereunder (the “Existing Agreement”), which Existing Agreement (a) amended and restated the terms of that certain Fifth Amended and Restated Note Purchase and Guarantee Agreement, dated as of December 4, 2020 (the “Fifth Amended and Restated Note Agreement”), by and among the Company, the Initial Subsidiary Guarantors party thereto and the holders of the Existing Series C Notes, the Existing Series D Notes, the Existing Series F Notes and the Existing Series I Notes, upon the terms and conditions set forth in the Existing Agreement, as amended by that certain First Amendment to Fifth Amended and Restated Note Purchase and Guarantee Agreement dated as of October 27, 2021, and (b) governs the terms of the Company’s (i) 4.75% Series C Guaranteed Senior Notes due February 25, 2025, in the original aggregate principal amount of $50,000,000 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Series C Notes”), (ii) 5.47% Series D Guaranteed Senior Notes due June 21, 2028, in the original aggregate principal amount of $50,000,000 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Series D Notes”), (iii) 3.52% Series F Guaranteed Senior Notes due September 12, 2029, in the original aggregate principal amount of $50,000,000 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Series F Notes”), (iv) 3.43% Series I Guaranteed Senior Notes due November 25, 2030, in the original aggregate principal amount of $100,000,000 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Series I Notes”) and (v) 3.65% Series Q Guaranteed Senior Notes due January 20, 2033, in the original aggregate principal amount of $80,000,000 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Series Q Notes”, and together with the Existing Series C Notes, the Existing Series D Notes, the Existing Series F Notes and the Existing Series I Notes, collectively, the “Existing Notes”). The Fifth Amended and Restated Note Agreement previously amended and restated that certain Fourth Amended and Restated Note Purchase and Guarantee Agreement, dated as of September 12, 2019 (the “Fourth Amended and Restated Note Agreement”), by and among the Company, the Initial Subsidiary Guarantors party thereto and the holders of the Existing Series C Notes, the Existing Series D Notes and the Existing Series F Notes, upon the terms and conditions set forth in the Fifth Amended and Restated Note Agreement, which Fourth Amended and Restated Note Agreement previously amended and restated the terms of that certain Third Amended and Restated Note Purchase and Guarantee Agreement, dated as of June 21, 2018 (the “Third Amended and Restated Note Agreement”), which Third Amended and Restated Note Agreement previously amended and restated the terms of that certain Second Amended and Restated Note Purchase and Guarantee Agreement, dated as of February 21, 2017 (the “Second Amended and Restated Note Agreement”), which Second Amended and Restated Note Agreement, in turn, previously amended and restated the terms of that certain Amended and Restated Note Purchase and Guarantee Agreement, dated as of June 2, 2015 (the “First Amended and Restated Note Agreement”) upon the terms and conditions set forth in the Second Amended and Restated Note Agreement and which First Amended and Restated Note Agreement, in turn, amended and restated the terms of the Original Agreement upon the terms and conditions set forth in the First Amended and Restated Note Agreement.

Certain capitalized and other terms used in this Agreement are defined in Schedule B hereto. References to a “Schedule” or an “Exhibit” are references to a Schedule or Exhibit attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified.

Section 1.2 Amendment and Restatement of Existing Agreement.

(a) Effective upon the Execution Date and subject to the satisfaction of the conditions precedent in Section 4.1, the parties hereto hereby agree that this Agreement shall, and hereby does, amend, restate and replace in its entirety the Existing Agreement which, as so amended and restated by this Agreement, continues in full force and effect without rescission or novation thereof. The parties hereto hereby acknowledge and agree that the amendments to the Existing Agreement set forth herein could have been effected through an agreement or instrument amending such agreement, and for convenience, the parties hereto have agreed to restate the terms and provisions of the Existing Agreement, as amended hereby, pursuant to this Agreement. Effective upon the Execution Date, the Existing Agreement will no longer have any notes outstanding (all of the Existing Notes, as amended and restated hereby, being outstanding under this Agreement effective on such date).

(b) Notwithstanding the foregoing, the representations and warranties of the Company set forth in Section 5 of the Existing Agreement, Section 5 of the Fifth Amended

and Restated Note Agreement, Section 5 of the Fourth Amended and Restated Note Agreement, Section 5 of the Third Amended and Restated Note Agreement, Section 5 of the Second Amended and Restated Note Agreement, Section 5 of the First Amended and Restated Note Agreement and Section 5 of the Original Agreement shall be deemed to survive the amendment and restatement of the Existing Agreement, and the representations and warranties of the Company set forth in Section 5 of this Agreement shall be deemed to be additional representations and warranties of the Company made as of the date of this Agreement. Further, the representations and warranties of the purchasers of the Existing Series Q Notes set forth in Section 6 of the Sixth Amended and Restated Note Agreement shall be deemed to survive the amendment and restatement of the Existing Agreement, the representations and warranties of the purchasers of the Existing Series I Notes set forth in Section 6 of the Fifth Amended and Restated Note Agreement shall be deemed to survive the amendment and restatement of the Existing Agreement, the representations and warranties of the purchasers of the Existing Series F Notes set forth in Section 6 of the Fourth Amended and Restated Note Agreement shall be deemed to survive the amendment and restatement of the Existing Agreement, the representations and warranties of the purchasers of the Existing Series D Notes set forth in Section 6 of the Third Amended and Restated Note Agreement shall be deemed to survive the amendment and restatement of the Existing Agreement and the representations and warranties of the purchasers of the Existing Series C Notes set forth in Section 6 of the Second Amended and Restated Note Agreement shall be deemed to survive the amendment and restatement of the Existing Agreement.

Section 1.3 Confirmation of Existing Notes; Payoff of Existing Series C Notes. The Company hereby acknowledges, agrees and confirms that each of Existing Notes is and shall remain outstanding under, and subject to, the terms of this Agreement and the other Financing Documents, and shall constitute “Notes” for all purposes hereof and of the Financing Documents. Notwithstanding the foregoing, on the Closing Date, the proceeds of the Series T Notes (as defined below) shall be applied in accordance with Section 9.7 hereof to prepay the Existing Series C Notes in full and, upon receipt of such prepayment (including the applicable Make-Whole Amount) in full in cash of the Existing Series C Notes, the Existing Series C Notes shall be deemed to have been satisfied and discharged in full and shall no longer constitute “Notes” for purposes hereof and the other Financing Documents; provided that, if at any time all or any part of the prepayment amount in respect of the Existing Series C Notes is or must be voided, rescinded or returned by the holders of the Series C Notes for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, reorganization or similar proceeding involving the Company), the payment obligations of the Company under the Existing Series C Notes, this Agreement and the other Financing Documents, to the extent that such payment in respect of the Existing Series C Notes is or must be voided, rescinded or returned, shall be deemed to have continued in existence and the terms and provisions of this Agreement and the other Financing Documents relating to the Existing Series C Notes shall continue to be effective or be reinstated, as the case may be, as to such obligations, all as though such prepayment of the Existing Series C Notes had not been received.

Section 1.4 Authorization of Issue of Series T Notes. The Company will authorize the issue and sale of $50,000,000 aggregate principal amount of its 5.70% Series T Guaranteed Senior Notes due February 22, 2032 (as amended, restated, supplemented or otherwise modified from time to time, the “Series T Notes”, such term to include any such notes issued in substitution, replacement or exchange therefor pursuant to Section 13, and together with the Series C Notes, the Series D Notes, the Series F Notes, the Series I Notes and the Series Q Notes, collectively, the “Notes”). The Series T Notes shall be substantially in the form set out in Schedule 1-H.

Section 1.5 Subsidiary Guaranty. The payment and performance by the Company of its obligations under this Agreement, the Notes and the other Financing Documents are guaranteed by the Subsidiary Guarantors on the terms and conditions set forth in Section 15 hereof.

Section 1.6 Agreement Unsecured. The Notes and this Agreement shall be unsecured.

Section 2. Sale and Purchase of Series T Notes.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser identified as a Purchaser of Series T Notes on Schedule A hereto (each, a “Series T Purchaser”) and each Series T Purchaser will purchase from the Company, at the Closing provided for in Section 3, the Series T Notes in the principal amount specified opposite such Series T Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

Section 3. EXECUTION; Closing OF SERIES T NOTES.

The execution and delivery of this Agreement shall occur on November 21, 2024 (the “Execution Date”). The sale and purchase of the Series T Notes to be purchased by each Series T Purchaser shall occur at the offices of Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, New York, New York 10036, at 10:00 a.m., Eastern time, at a closing (the “Closing”) on February 25, 2025 or on such other Business Day thereafter as may be agreed upon by the Company and the Series T Purchasers (such date, the “Closing Date”). At the Closing the Company will deliver to each Series T Purchaser the Series T Notes to be purchased by such Series T Purchaser in the form of a single Series T Note (or such greater number of Series T Notes in denominations of at least $100,000 as such Series T Purchaser may request) dated the Closing Date and registered in such Series T Purchaser’s name (or in the name of its nominee), against delivery by such Series T Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to the account referred to in the written funding instructions described in Section 4.2(i) below. If at the Closing the Company shall fail to tender such Series T Notes to any Series T Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Series T Purchaser’s satisfaction, such Series T Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Series T Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Series T Purchaser’s satisfaction or such failure by the Company to tender such Series T Notes.

Section 4. Conditions to EFFECTIVENESS AND Closing.

Section 4.1 Conditions to Execution Date. The obligations of each Purchaser to enter into this Agreement and (other than with respect to the Series T Purchasers) to amend and restate the Existing Agreement as of the Execution Date are subject to the satisfaction, on or before the Execution Date, of the following conditions, pursuant to documentation in form and substance satisfactory to the Purchasers:

(a) Representations and Warranties. The representations and warranties of the Company in the Existing Agreement shall have been correct when made and the representations and warranties of the Obligors in this Agreement and the other Financing Documents shall be correct when made on the Execution Date.

(b) Performance; No Default. The Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or on the Execution Date. Before and after giving effect to the execution and delivery of this Agreement, (i) no Default or Event of Default (each term as defined in the Existing Agreement) shall have occurred and be continuing and (ii) no Default or Event of Default shall have occurred and be continuing.

(c) Compliance Certificates.

(i) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated as of the Execution Date, certifying that the conditions specified in Sections 4.1(a), 4.1(b), 4.1(e) and 4.1(f) have been fulfilled.

(ii) Secretary’s Certificate. Each Obligor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated as of the Execution Date, certifying as to (A) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement and the other Financing Documents to which it is a party, (B) the incumbency of the Persons executing and delivering the Financing Documents on behalf of such Obligor, and (C) such Obligor’s Organizational Documents as then in effect.

(d) Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated as of the Execution Date (i) from Jones Day, counsel for the Obligors, covering such matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinion to the Purchasers) and (ii) from Gordon Rees Scully Mansukhani, LLP, as special local Maryland and New Jersey counsel to certain of the Obligors, covering such matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinion to the Purchasers).

(e) Changes in Corporate Structure. No Obligor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

(f) Consents and Approvals. All governmental and third-party consents, licenses and approvals necessary in connection with entering into this Agreement have been obtained and remain in full force and effect.

(g) Other Note Agreement. The Company shall have entered into the New York Life Note Agreement in form and substance reasonably satisfactory to such Purchaser. The Company shall have delivered to such Purchaser true, correct and complete copies of the New York Life Note Agreement and all documents, instruments and agreements executed in connection therewith.

(h) Payment of Special Counsel Fees. Without limiting Section 16.1, the Company shall have paid on or before the Execution Date the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.1(d)(ii) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Execution Date.

(i) Initial Subsidiary Guarantors. Each Initial Subsidiary Guarantor shall have duly executed and delivered to each Purchaser an executed counterpart of this Agreement.

(j) Good Standing Certificates. The Company shall have provided such documents and certifications from the appropriate Governmental Authorities to evidence that each Obligor is duly organized or formed, and that each Obligor is validly existing, in good standing and qualified to engage in business in (a) its jurisdiction of organization and (b) each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(k) Private Placement Numbers. Private Placement Numbers issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Series T Notes.

(l) Affirmation of Debt Rating. Not more than ten (10) Business Days prior to Execution Date, the Company shall have delivered a certificate signed by a Responsible Officer thereof, certifying that a Debt Rating of Baa3 or better from Moody’s or BBB- or better from S&P or Fitch has been obtained by the Company (which certification shall also set forth the actual Debt Rating received from such Rating Agency as of such date) and that the Company has not received any written notice of any downgrade or other change thereto and evidence reasonably satisfactory to such Purchaser of such Debt Rating from the applicable Rating Agency (which shall be permitted to be shared with the NAIC).

(m) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received such counterpart originals or certified or other copies of such documents, certificates, financial information or consents as such Purchaser or such special counsel may reasonably request.

Section 4.2 Conditions to Closing. The obligation of each Series T Purchaser to purchase and pay for the Series T Notes to be sold to such Series T Purchaser at the Closing on the Closing Date, is subject to the satisfaction, on or before the Closing Date, of the following conditions, pursuant to documentation in form and substance satisfactory to the Purchasers.

(a) Representations and Warranties. The representations and warranties of the Obligors in this Agreement and the other Financing Documents shall be correct when made on the Closing Date.

(b) Performance; No Default. The Obligors shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing. Before and after giving effect to the issue and sale of the Series T Notes (and the application of the proceeds thereof as contemplated by Section 5.14), (i) no Default or Event of Default (each term as defined in the Existing Agreement) shall have occurred and be continuing and (ii) no Default or Event of Default shall have occurred and be continuing.

(c) Compliance Certificates.

(i) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated as of the Closing Date, certifying that the conditions specified in Sections 4.2(a), 4.2(b), 4.2(h), 4.2(n) and 4.2(o) have been fulfilled.

(ii) Secretary’s Certificate. Each Obligor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated as of the Closing Date, certifying as to (A) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of this Agreement, the Notes and the other Financing Documents to which it is a party, (B) the incumbency of the Persons executing and delivering the Financing Documents on behalf of such Obligor, and (C) such Obligor’s Organizational Documents as then in effect.

(d) Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated as of the Closing Date (i) from Jones Day, counsel for the Obligors, covering such matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinion to the Purchasers), (ii) from Gordon Rees Scully Mansukhani, LLP, as special local Maryland and New Jersey counsel to certain of the Obligors, covering such matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinion to the Purchasers), and (iii) from Akin Gump

Strauss Hauer & Feld LLP, the Purchasers’ special counsel in connection with such transactions, covering such matters incident to such transactions as such Purchaser may reasonably request.

(e) Purchase Permitted By Applicable Law, Etc. On the Closing Date such Series T Purchaser’s purchase of Series T Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which such Series T Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the FRB) and (iii) not subject such Series T Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Series T Purchaser, such Series T Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Series T Purchaser may reasonably specify to enable such Series T Purchaser to determine whether such purchase is so permitted to the extent such matters of fact are not already included in the representations and warranties made by the Company in Section 5.

(f) Sale of Series T Notes. Contemporaneously with the Closing, the Company shall sell to each Series T Purchaser and each Series T Purchaser shall purchase the Series T Notes to be purchased by it at the Closing as specified in Schedule A.

(g) Payment of Special Counsel Fees. Without limiting Section 16.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.2(d)(ii) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing Date.

(h) Changes in Corporate Structure. Except as indicated in any written disclosure provided by the Company to the Purchasers in connection with the Closing and to the extent such disclosed transaction is otherwise permitted by the terms of this Agreement, no Obligor shall have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements delivered pursuant to Section 7.1(a) or (b), as applicable.

(i) Funding Instructions. At least three Business Days prior to the Closing Date, each Series T Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company (the “Funding Instruction Letter”) confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number, (c) the account name and number into which the purchase price for the Series T Notes is to be deposited and (d) the telephone number and email address of a contact at each of the Company and the bank to confirm the details of such Funding Instruction Letter.

(j) Good Standing Certificates. The Company shall have provided such documents and certifications from the appropriate Governmental Authorities to evidence that each Obligor is duly organized or formed, and that each Obligor is validly existing, in good standing and qualified to engage in business in (a) its jurisdiction of organization and (b) each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

(k) [Reserved].

(l) No Material Adverse Effect; No Litigation. There has been no event or circumstance since the last day of the fiscal quarter then most recently ended with respect to which financial statements have been delivered to the Purchasers pursuant to Section 7.1(a) or (b), as applicable, that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and no action, suit, investigation or proceeding is pending or, to the knowledge of any Obligor, threatened in writing in any court or before any arbitrator or Governmental Authority that (i) relates to this Agreement or any other Financing Document, or any of the transactions contemplated hereby or thereby, or (ii) could reasonably be expected to have a Material Adverse Effect.

(m) Solvency. The Company shall have delivered a certificate, signed by a Responsible Officer thereof, certifying that, immediately prior to, and after giving effect to the transactions to occur on the Closing Date (including, without limitation, (w) the issuance of the Series T Notes, (x) the issuance of the notes to be issued by the Company on the Closing Date pursuant to the New York Life Note Agreement, (y) the incurrence of any other Indebtedness by the Company and its Subsidiaries on the Closing Date and (z) the application of the proceeds of all such notes and other Indebtedness), the Company and its Subsidiaries, taken as a whole, are Solvent.

(n) Consents and Approvals. All governmental and third-party consents, licenses and approvals necessary in connection with the issuance of the Series T Notes have been obtained and remain in full force and effect.

(o) Minimum Lease Term Requirement. The Minimum Lease Term Requirement shall be satisfied.

(p) Issuance of Notes Under New York Life Note Agreement. Substantially concurrently with the issuance and sale of the Series T Notes hereunder on the Closing Date, the Company shall issue and sell to the New York Life Purchasers on the Closing Date (i) $50,000,000 in aggregate principal amount of its 5.52% Series R Guaranteed Senior Notes due September 12, 2029 and (ii) $25,000,000 in aggregate principal amount of its 5.70% Series S Guaranteed Senior Notes due February 22, 2032, in each case pursuant to the terms of the New York Life Note Agreement. The Company shall have delivered to such Purchaser true, correct and complete copies of the New York Life Note Agreement and all documents, instruments and agreements executed in connection therewith.

(q) Subsidiary Guarantors. Each Subsidiary required to become a Subsidiary Guarantor pursuant to Section 9.13 shall have duly executed and delivered to each Purchaser an executed counterpart of this Agreement or a Joinder hereto, as applicable, in accordance with the terms and requirements of such Section, and each Subsidiary Guarantor shall have delivered to each Purchaser a confirmation and reaffirmation of its obligations pursuant to Section 15 hereof, in form and substance reasonably satisfactory to such Purchaser.

(r) Affirmation of Debt Rating. Not more than ten (10) Business Days prior to the Closing, the Company shall have delivered (i) a certificate, signed by a Responsible Officer thereof, certifying that a Debt Rating of Baa3 or better from Moody’s or BBB- or better from S&P or Fitch has been obtained by the Company (which certification shall also set forth the actual Debt Rating received from such Rating Agency as of such date and attach a copy of the ratings letter received from such Rating Agency which identifies the outstanding Notes and the respective CUSIP/Private Placement Numbers for each series of Notes) and that the Company has not received any written notice of any downgrade or other change thereto and evidence reasonably satisfactory to such Purchaser of such Debt Rating from the applicable Rating Agency and (ii) a copy of the related Private Rating Rationale Report with respect to such Debt Rating, each of which shall be permitted to be shared with the NAIC.

(s) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received such counterpart originals or certified or other copies of such documents, certificates, financial information or consents as such Purchaser or such special counsel may reasonably request.

Section 5. Representations and Warranties.

Each Obligor jointly and severally represents and warrants to each Purchaser that:

Section 5.1 Organization; Power and Authority. The Company is a corporation or entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified and licensed as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate or company power and authority, and requisite government licenses, authorizations, consents and approvals, to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Documents to which it is a party and to perform the provisions thereof.

Section 5.2 Authorization, Etc. The Financing Documents have been duly authorized by all necessary corporate action on the part of each Obligor party thereto, and when executed and delivered hereunder, will have been duly executed and delivered by each Obligor party thereto. This Agreement and the other Financing Documents when executed and delivered constitute a legal, valid and binding obligation of each Obligor party thereto enforceable against each such Obligor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3 Disclosure. This Agreement, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Obligors in connection with the negotiation of this Agreement or in connection with the transactions contemplated hereby, including, without limitation, any written disclosures or updates provided by the Company to the Purchasers after the Execution Date (but only to the extent such written disclosures or updates are provided by the Company to the Purchasers on or prior to February 18, 2025) (this Agreement and such documents, certificates, written disclosures or updates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made; provided that, with respect to projected financial information, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Since December 31, 2023, there has been no change in the financial condition, operations, business, properties or prospects of the Company and its Subsidiaries, taken as a whole, except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Obligors that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents (to the extent disclosed prior to the date of this Agreement).

Section 5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a) Schedule 5.4 (as such Schedule may be updated by the Company in connection with the Closing) contains (except as noted therein) complete and correct lists of the Company’s Subsidiaries as of the Execution Date and as of the Closing Date, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether it is an Initial Subsidiary Guarantor.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 (as such Schedule may be updated by the Company in connection with the Closing) as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited under the Financing Documents.

(c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Documents to which it is a party and to perform the provisions thereof.

(d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 (as such Schedule may be updated by the Company in connection with the Closing) and customary limitations imposed by corporate law or similar statutes and any restrictions on an Excluded Subsidiary provided in favor of any holder of Secured Indebtedness that is owed to a non-Affiliate of the Company and that is permitted under Section 10.2) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5 Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents (to the extent disclosed as of the date of this Agreement or otherwise permitted by the terms of this Agreement).

Section 5.6 Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance of each of the Financing Documents by each Obligor party thereto will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which such Obligor or any Subsidiary is bound or by which such Obligor or any Subsidiary or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any Subsidiary.

Section 5.7 Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by any of the Obligors of any of the Financing Documents.

Section 5.8 Litigation; Observance of Agreements, Statutes and Orders.

(a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Obligors, threatened against or affecting any Obligor or any Subsidiary or any property of any Obligor or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that (i) purport to affect or pertain to this Agreement or any other Financing Document, or any of the transactions contemplated hereby, or (ii) could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Neither the Obligors nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(c) No Default has occurred or is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Financing Document.

Section 5.9 Taxes. Each Obligor and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for (i) any taxes and assessments the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which an Obligor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP, or (ii) to the extent that the failure to so file or pay could not reasonably be expected to result in a Material Adverse Effect. There is no proposed tax assessment against any Obligor or any Subsidiary that would reasonably be expected to have a Material Adverse Effect. No Obligor is party to any tax sharing agreement.

Section 5.10 Title to Property; Leases. Each Obligor and their respective Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material to its business, except where the failure to have such good title or valid leasehold interest could not reasonably be expected to have a Material Adverse Effect. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11 Licenses, Permits, Etc.

(a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are

Material to its business, except where the impairment of such ownership or possession is not reasonably expected to have a Material Adverse Effect, without known conflict with the rights of others.

(b) To the best knowledge of the Company, no product or service of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c) To the best actual knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

Section 5.12 Compliance with ERISA.

(a) No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount which could reasonably be expected to result in a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount which could reasonably be expected to result in a Material Adverse Effect.

(b) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Obligors to each Purchaser in the first sentence of this Section 5.12(b) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13 Private Offering by the Company. As of the Closing Date, neither the Company nor anyone acting on its behalf has offered the Series T Notes or any similar Securities (other than the Company’s unsecured promissory notes offered to the purchasers under the New York Life Note Agreement) for sale to, or solicited any offer to buy the Series T Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Series T Purchasers and not more than one (1) other Institutional Investors (which number may be updated by the Company in a written disclosure to the Purchasers prior to the

Closing Date to reflect any change thereto after the date of this Agreement, so long as the aggregate amount of all such offerees (after giving effect to any such update) does not exceed 10 other Institutional Investors), each of which has been offered the Series T Notes or such similar Securities (as the case may be) at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series T Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14 Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series T Notes as provided in Section 9.7. No part of the proceeds from the sale of the Series T Notes will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the FRB (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15 Existing Indebtedness; Future Liens.

(a) Except as described therein, Schedule 5.15 (as such Schedule may be updated by the Company in connection with the Closing, provided that any such additional Indebtedness identified on such Schedule is otherwise permitted by the terms of this Agreement) sets forth a complete and correct list of all Indebtedness of the Company and its Subsidiaries for borrowed money as of the Closing Date (and after giving effect to the incurrence and repayment of Indebtedness occurring on the date of this Agreement and on the Closing Date (after giving effect to any update to such Schedule as contemplated herein)) the outstanding principal amount of which exceeds $10,000,000 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. The aggregate amount of all outstanding Indebtedness of the Company and its Subsidiaries as of the Closing Date not set forth in Schedule 5.15 (as such Schedule may be updated by the Company in connection with the Closing, provided that any such additional Indebtedness identified on such Schedule is otherwise permitted by the terms of this Agreement) does not exceed $10,000,000. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15 (as such Schedule may be updated by the Company in connection with the Closing, provided that any such additional Indebtedness identified on such Schedule is otherwise permitted by the terms of this Agreement), neither the Company nor any Subsidiary has, as of the Closing Date, agreed or consented (i) to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or (ii) to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness.

(c) As of the Closing Date, neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or any other Organizational Document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15 (as such Schedule may be updated by the Company in connection with the Closing, provided that either (x) any such limitations or restrictions contained in any such instrument or agreement disclosed in such update are not more restrictive than the corresponding limitations and restrictions on Indebtedness set forth in this Agreement, or (y) any such update shall otherwise be reasonably acceptable to the Required Holders).

Section 5.16 Foreign Assets Control Regulations, Etc.

(a) No Obligor nor any Controlled Entity (i) is a Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations or the European Union.

(b) No Obligor nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s actual knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws.

(c) No part of the proceeds from the sale of the Notes hereunder:

(i) constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws;

(ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or

(iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws.

(d) The Obligors have established procedures and controls which they reasonably believe are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws.

Section 5.17 Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended.

Section 5.18 Environmental Matters.

(a) Neither the Obligors nor any Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against any Obligor or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Obligors nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Obligors nor any Subsidiary has stored any Hazardous Substances on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d) Neither the Obligors nor any Subsidiary has disposed of any Hazardous Substances in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e) All buildings on all real properties now owned, leased or operated by the Obligors or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(f) The Company and its Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Company has reasonably concluded that such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.19 Economic Benefit. The Company and the Subsidiary Guarantors are considered a single consolidated business group of companies for purposes of GAAP and are dependent upon each other for and in connection their respective business activities and financial resources. The execution and delivery by the Purchasers of this Agreement and the provision of the financial accommodations thereunder provide direct and indirect commercial and economic benefits to each Subsidiary Guarantor and the incurrence by the Company of the Indebtedness under this Agreement and the Notes is in the best interests of each Subsidiary Guarantor.

Section 5.20 Solvency. Each of the Company and its Subsidiaries, taken as a whole on a consolidated basis, is Solvent, both immediately before and immediately after giving effect to (w) the issuance and sale of the Series T Notes, (x) any issuance of notes pursuant to the New York Life Note Agreement, (y) the incurrence of any other Indebtedness by the Company and its Subsidiaries on the Closing Date and (z) the application of the proceeds of all such notes and other Indebtedness.

Section 5.21 Intentionally Omitted.

Section 5.22 Insurance. Except to the extent that the Company and its Subsidiaries are relying on the Tenants as to primary coverage in accordance with the terms of the Leases, the Company and each Subsidiary maintains with insurance companies rated at least A- by A.M. Best & Co., with premiums at all times currently paid, insurance upon fixed assets, including general and excess liability insurance, fire and all other risks insured against by extended coverage, employee fidelity bond coverage, and all insurance required by law, all in form and amounts required by law and customary to the respective natures of their businesses and properties, except in cases where failure to maintain such insurance will not have or potentially have a Material Adverse Effect.

Section 5.23 Condition of Properties. Each of the following representations and warranties is true and correct except to the extent disclosed on Schedule 5.23 (as such Schedule may be updated by the Company in connection with the Closing, provided that any such update shall be reasonably acceptable to the Required Holders) or that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a) All of the improvements located on the Properties and the use of said improvements comply and shall continue to comply in all respects with all applicable zoning resolutions, building codes, subdivision and other similar applicable laws, rules and regulations and are covered by existing valid certificates of occupancy and all other certificates and permits required by applicable laws, rules, regulations and ordinances or in connection with the use, occupancy and operation thereof.

(b) No material portion of any of the Properties, nor any improvements located on said Properties that are material to the operation, use or value thereof, have been damaged in any respect as a result of any fire, explosion, accident, flood or other casualty.

(c) No condemnation or eminent domain proceeding has been commenced or to the knowledge of the Company is about to be commenced against any portion of any of the Properties, or any improvements located thereon that are material to the operation, use or value of said Properties.

(d) No notices of violation of any federal, state or local law or ordinance or order or requirement have been issued with respect to any Properties.

Section 5.24 REIT Status; Stock Exchange Listing. The Company is a real estate investment trust under Sections 856 through 860 of the Code. At least one class of common Equity Interests of the Company is listed on the New York Stock Exchange or the NASDAQ Stock Market.

Section 5.25 Unencumbered Eligible Properties. Each property included in any calculation of Unencumbered Asset Value or Unencumbered NOI satisfied, at the time of such calculation, all of the requirements contained in the definition of “Unencumbered Property Criteria”.

Section 6. Representations of the Series T Purchasers.

Section 6.1 Purchase for Investment. Each Series T Purchaser severally represents as of the date of this Agreement and as of the Closing Date that it is purchasing the Series T Notes for its own account or for one or more separate accounts maintained by such Series T Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Series T Purchaser’s or their property shall at all times be within such Series T Purchaser’s or their control. Each Series T Purchaser and each Transferee (by its acceptance of any Series T Note purchased by such Transferee) understands that the Series T Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Series T Notes.

Section 6.2 Source of Funds. Each Series T Purchaser and each Transferee (by its acceptance of any Note purchased by such Transferee) severally represents as of the date that it acquires any Note hereunder that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Series T Purchaser or such Transferee, as applicable, to pay the purchase price of the Notes to be purchased by such Series T Purchaser or such Transferee, as applicable, hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Series T Purchaser’s or such Transferee’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Series T Purchaser’s or such Transferee’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Series T Purchaser or such Transferee to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), such QPAM is not ineligible pursuant to Part I(g) of the QPAM Exemption, no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (k) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d);or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the

INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 7. Information as to Company.

Section 7.1 Financial and Business Information. The Company shall deliver to each holder of a Note that is an Institutional Investor:

(a) Quarterly Statements — within 45 days (or such shorter period as is the earlier of (x) 10 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10‑Q (the “Form 10‑Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under the Bank Credit Agreement or the date on which such corresponding financial statements are delivered under the Bank Credit Agreement if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of operations, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Form 10‑Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Company shall be deemed to have made such delivery of such Form 10‑Q if it shall have timely made such Form 10‑Q available on “EDGAR” and on its home page on the internet (at the date of this Agreement located at: http://www.gettyrealty.com) and shall have given each holder of a Note prior notice of such availability on EDGAR and on its home page in connection with each delivery (such availability and notice thereof being referred to as “Electronic Delivery”);

(b) Annual Statements — within 90 days (or such shorter period as is the earlier of (x) 10 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10‑K (the “Form 10‑K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under the Bank Credit Agreement or the date on which such corresponding financial statements are delivered under the Bank Credit Agreement if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(ii) consolidated statements of operations, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of the Company’s Form 10‑K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a‑3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery of such Form 10‑K if it shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to its principal lending banks as a whole (excluding information sent to such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such Purchaser or holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the SEC and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material and (iii) to the extent requested by any holder, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or similar governing body) (or the audit committee of the board of directors or similar governing body) of any Obligor by independent accountants in connection with the accounts or books of the Company or any Subsidiary, or any audit of any of them;

(d) Projected Financial Statements — no later than March 1 of each calendar year (or, if earlier, fifteen (15) days after the same is approved by the board of directors of the Company), projected consolidated financial statements, including balance sheets, income statements and cash flows of the Company and its Subsidiaries for such calendar year on a quarterly basis (including the fiscal year in which the Maturity Date occurs);

(e) [Intentionally omitted];

(f) Notice of Default or Event of Default — promptly, and in any event within five Business Days of a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(g) ERISA Matters — promptly, and in any event within five Business Days of a Responsible Officer becoming aware of the same, written notice of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(h) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(i) Resignation or Replacement of Auditors — within ten Business Days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof;

(j) Notice of Material Adverse Events — promptly, and in any event within five days of a Responsible Officer becoming aware of the following:

(i) of any material change in accounting policies or financial reporting practices by any Obligor or any Subsidiary thereof;

(ii) notice of any development that results in, or could reasonably be expected to result in, a Material Adverse Effect so long as disclosure of such information could not result in a violation of, or expose the Company or its Subsidiaries to any material liability under, any applicable law, ordinance or regulation or any agreements with unaffiliated third parties that are binding on the Company, or any of its Subsidiaries or on any Property of any of them;

(iii) notice of any action or proceeding against or of any noncompliance by any Obligor or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect; or

(iv) notice of (x) any potential or known Release, or threat of Release, of any Hazardous Materials in violation of any applicable Environmental Law at any Property; (y) any violation of any Environmental Law that any Obligor or any of their respective Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency or (z) any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential Environmental Liability, of any federal, state or local environmental agency or board, that involves any Property, in each case that could reasonably be expected to result in a Material Adverse Effect;

(k) Information Required by Rule 144A — and any Qualified Institutional Buyer designated by such holder, promptly, upon the request of any such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to and in compliance with the reporting requirements of section 13 or 15(d) of the Exchange Act;

(l) Changes in Debt Rating — promptly following any such announcement, notice of any public announcement by any Acceptable Rating Agency of any change in a Debt Rating; provided that the provisions of this clause (l) shall only apply on and after the Investment Grade Pricing Effective Date;

(m) Incremental Facilities — promptly following the effectiveness of any Incremental Revolving Increase or Incremental Term Loan Increase (each as defined in the Bank Credit Agreement), (i) notice of such Incremental Revolving Increase or Incremental Term Loan Increase (including the aggregate amount thereof); and (ii) a duly completed Officer’s Certificate executed by a Senior Financial Officer of the Company certifying that the Company is in compliance with Section 10.2 of this Agreement (with calculations in reasonable detail demonstrating compliance with the financial covenants in Section 10.1 of this Agreement on a pro forma basis after giving effect to the funding of all loans to be made on the effective date for such Incremental Revolving Increase or Incremental Term Loan Increase, as applicable); and

(n) Requested Information — with reasonable promptness, such other data and information relating to the Properties, business, operations, affairs, financial condition, or assets or properties of the Company or any of its Subsidiaries (including, but without limitation, actual copies of the Company’s Form 10‑Q and Form 10‑K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of a Note, so long as disclosure of such information would not result in a violation of any applicable law, ordinance or regulation or any agreement with an unaffiliated third party that is binding on the Company or any of its Subsidiaries.

Section 7.2 Officer’s Certificate. Each set of financial statements delivered to a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer (which, in the case of Electronic Delivery of any such financial statements, shall be by separate concurrent delivery of such certificate to each holder of a Note):

(a) Default — certifying as to whether a Default or Event of Default has occurred and, if a Default or Event of Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto;

(b) Covenant Compliance — setting forth reasonably detailed calculations demonstrating compliance with Section 10.1; provided that in the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 24.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;

(c) Change in GAAP — if any material change in the application of GAAP has occurred since the date of the Audited Financial Statements referred to in Section 5.5, a description of such change and the effect of such change on the financial statements accompanying such certificate; and

(d) Calculations — setting forth reasonably detailed calculations, in form and substance reasonably satisfactory to the Required Holders, of Unencumbered Asset Value as of the last day of the fiscal period covered by such certificate.

Section 7.3 Visitation. The Company shall permit the representatives of each holder of a Note that is an Institutional Investor, upon reasonable prior notice during normal business hours, to visit and inspect its properties (subject to the rights of tenants or subtenants in possession), to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

Section 7.4 Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officers’ Certificates that are required to be delivered by the Company pursuant to Section 7.1(a), 7.1(b) or 7.1(c) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements:

(i) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each holder of a Note by e-mail;

(ii) the Company shall have timely filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located at http://www.gettyrealty.com as of the date of this Agreement;

(iii) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(iv) the Company shall have filed any of the items referred to in Section 7.1(c) with the SEC and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in the case of any of clauses (ii), (iii) or (iv), the Company shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 19, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

Section 8. Payment and Prepayment of the Notes.

Section 8.1 Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof.

Section 8.2 Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000, or any larger multiple of $100,000, in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period pursuant to Section 18. Each such notice shall specify such date (which shall be a Business Day), the series and aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amounts due in connection with such prepayment (calculated by series and as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amounts as of the specified prepayment date. Notwithstanding anything contained herein, the Company, in its discretion, may, at any time during the Open Prepayment Period, freely prepay all of the outstanding Series F Notes, Series I Notes and/or Series Q Notes pursuant to this Section 8.2, without payment of any Make-Whole Amount and, so long as no Default or Event of Default then exists or would result therefrom, without a pro rata payment of any other series of Notes at the time outstanding and no Make-Whole Amount shall be due or payable in connection with any such prepayment of the Series F Notes, Series I Notes or Series Q Notes, as applicable, during the Open Prepayment Period.

Section 8.3 Intentionally Omitted.

Section 8.4 Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes (without regard to series) at the time outstanding (except to the extent provided in the last sentence of Section 8.2) in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.5 Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to Section 8.2, the Company may defer or abandon such optional prepayment upon written notice to the holders of the Notes. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such prepayment is expected to occur, and (iii) any determination by the Company to rescind such notice of prepayment. From and after the date fixed for such prepayment (if not deferred or abandoned), unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.6 Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.7 Change in Control Prepayment.

(a) Notice of Change in Control or Control Event. The Company will, within five Business Days after any Senior Financial Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or

Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section 8.7. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (c) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (g) of this Section 8.7.

(b) Condition to Company Action. The Company will not take any action that consummates or finalizes a Change in Control unless (i) at least 30 days prior to such action it shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph (c) of this Section 8.7, accompanied by the certificate described in subparagraph (g) of this Section 8.7, and (ii) contemporaneously with such Change in Control, it prepays all Notes required to be prepaid in accordance with this Section 8.7.

(c) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraphs (a) or (b) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder of Notes (the terms “holder” and “holder of Notes”, for purposes of this Section 8.7, shall refer to the beneficial owner in respect of any Note registered in the name of a nominee for a disclosed beneficial owner) on a date specified in such offer (the “Change in Control Prepayment Date”). If such Change in Control Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section 8.7, such date shall be not less than 20 days and not more than 45 days after the date of such offer (if the Change in Control Prepayment Date shall not be specified in such offer, the Change in Control Prepayment Date shall be the first Business Day after the 20th day after the date of such offer).

(d) Acceptance/Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to the Company not later than fifteen (15) days after receipt by such holder of the most recent offer of prepayment. A failure by a holder to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute an acceptance of such offer by such holder.

(e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment and the Make-Whole Amount. The prepayment shall be made on the Change in Control Prepayment Date except as provided in subparagraph (f) of this Section 8.7.

(f) Deferral Pending Change in Control. The obligation of the Company to prepay Notes pursuant to the offers required by subparagraph (b) and accepted in accordance with subparagraph (d) of this Section 8.7 is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control has not occurred on the Change in Control Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on, the date on which such Change in Control occurs. The Company shall keep each holder of Notes reasonably and timely informed of (i) any such deferral of the date of prepayment, (ii) the date on which such Change in Control and the prepayment are expected to occur, and (iii) any determination by the Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section 8.7 in respect of such Change in Control shall be deemed rescinded).

(g) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Change in Control Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount and series of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Change in Control Prepayment Date; (v) the estimated Make-Whole Amount due with respect to each Note offered to be prepaid, setting forth the details of such computation (assuming the date of such certificate were the date of prepayment), (vi) that the conditions of this Section 8.7 have been fulfilled; and (vii) in reasonable detail, the nature and date or proposed date of the Change in Control. Additionally, two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

(h) Certain Definitions.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date of this Agreement), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Company; (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; (c) any Change of Control (as such term is defined in the Bank Credit Agreement) under the Bank Credit Agreement so long as the Bank Credit Agreement is in effect; (d) any Change in Control (as such term is defined in the MetLife Note Agreement) under the MetLife Note Agreement so long as the MetLife Note Agreement is in effect; (e) any Change in Control (as such term is defined in the AIG Note Agreement) under the AIG Note Agreement so long as the AIG Note Agreement is in effect; (f) any Change in Control (as such term is defined in the Barings Note Agreement) under the Barings Note Agreement so long as the Barings Note Agreement is in effect; or (g) any Change in Control (as such term is defined in the New York Life Note Agreement) under the New York Life Note Agreement so long as the New York Life Note Agreement is in effect.

“Control Event” means:

(i) the execution by the Company or any of its Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control, or

(ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control.

Section 8.8 Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or Section 8.7 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.5 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or Section 8.7 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.9 Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.5 that the notice of any prepayment specify a Business Day as the date fixed for such prepayment), (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 9. Affirmative Covenants.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1 Existence; Conduct of Business; REIT Status.

(a) The Company will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, except where the failure to so preserve, renew or keep in force and effect could not reasonably be expected to have a Material Adverse Effect.

(b) The Company shall do all things necessary to (x) preserve, renew and keep in full force and effect its status as a real estate investment trust under Sections 856 through 860 of the Code and (y) remain publicly traded with securities listed on the New York Stock Exchange or the NASDAQ Stock Market.

Section 9.2 Payment of Obligations. The Company will, and will cause each of its Subsidiaries to, pay its obligations, including, without limitation, tax liabilities, assessments and governmental charges, all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where:

(a) the validity or amount thereof is being contested in good faith by appropriate proceedings;

(b) the Company or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP; and

(c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

Section 9.3 Maintenance of Properties; Insurance. The Company will, and will cause each of its Subsidiaries to:

(a) (i) require its Tenants to (x) maintain, preserve and protect in good working order and condition, ordinary wear and tear and casualty and condemnation excepted, all of (A) its Unencumbered Properties except where the failure to do so would not reasonably be expected to have a Material Adverse Effect and (B) its other material properties and equipment necessary in the operation of its business, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect; and (y) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so would not reasonably be expected to have a Material Adverse Effect and (ii) use commercially reasonable efforts to cause its Tenants to comply with such requirements; and

(b) (i) maintain, or require and use commercially reasonable efforts to cause its Tenants to maintain, with financially sound and reputable insurance companies that are not

Affiliates of the Company, insurance with respect to its properties and its business covering loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and providing for not less than 30 days’ prior notice to the holders of Notes of the termination, lapse or cancellation of such insurance; provided that if any Tenant fails to maintain such insurance, or as of any date any such insurance maintained by a Tenant is no longer in effect, within 30 days after a Responsible Officer becomes aware of such failure or such date, as applicable, the Company shall, or shall cause its applicable Subsidiary to, obtain and maintain such insurance.

Section 9.4 Books and Records. The Company will, and will cause each of its Subsidiaries to, (a) keep proper books of record and account in which full, true and correct entries in conformity with GAAP consistently applied are made of all dealings and transactions in relation to its business and activities and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

Section 9.5 Compliance with Laws. The Company will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where (a) such law, rule, regulation or order is being contested in good faith by appropriate proceedings or (b) the failure to comply with such law, rule, regulations or order, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 9.6 Environmental Laws. The Company will, and will cause each of its Subsidiaries to:

(a) comply with, require its Tenants to comply with and use commercially reasonable efforts to ensure compliance by all Tenants, if any, with, all applicable Environmental Laws and Environmental Permits applicable to any Property, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted, or (ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect;

(b) obtain and renew or require its Tenants to obtain and renew, and use commercially reasonable efforts to ensure that all Tenants comply with and maintain and renew, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and

(c) conduct and complete, or require and use commercially reasonable efforts to ensure that its Tenants conduct and complete, any investigation, study, sampling and testing, and undertake any cleanup, response, removal, remedial or other action necessary to remove, remediate and clean up all Hazardous Materials at, on, under or emanating from any Property as necessary to maintain compliance with the requirements of all applicable Environmental Laws except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect (provided that if a Tenant fails to comply with any such requirement, the Company shall be required to comply therewith, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect); provided, however, that no Obligor or Subsidiary thereof shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

Section 9.7 Use of Proceeds. The proceeds from the sale of the Series T Notes will be used to prepay the Existing Series C Notes, including the applicable Make-Whole Amount, in full in cash on the Closing Date. Any remaining proceeds of the Series T Notes after the repayment in full in cash of the Existing Series C Notes will be used for general corporate purposes. No part of the proceeds from the sale of any Note will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the FRB, including Regulations T, U and X.

Section 9.8 Minimum Property Condition. The Company shall comply, at all times, with the Minimum Property Condition.

Section 9.9 Maintenance of Rating on Notes. The Company shall, at its sole cost and expense, maintain at all times a Debt Rating on the Series T Notes from at least one Acceptable Rating Agency that indicates that it will monitor the Debt Rating on an ongoing basis; provided, however, in the event that a Debt Rating for the Series T Notes is not maintained at any time, the Company may satisfy the foregoing covenant by using commercially reasonable efforts to obtain a new Debt Rating for the Series T Notes from another Acceptable Rating Agency. At any time that the Debt Rating maintained pursuant to this Section 9.9 is not a public rating, the Company shall provide to each holder of a Series T Note (x) at least annually (on or before each anniversary of the Closing Date), and (y) promptly upon any change in such Debt Rating, an updated Private Rating Letter evidencing such Debt Rating and an updated Private Rating Rationale Report with respect to such Debt Rating. In addition to the foregoing information and any information specifically required to be included in any Private Rating Rationale Report (as set forth in the definition thereof), if the SVO or any other Governmental Authority having jurisdiction over any holder of the Series T Notes from time to time requires any additional information with respect to the Debt Rating of the Series T Notes, the Company shall use commercially reasonable efforts to procure such information from the Acceptable Rating Agency.

Section 9.10 Intentionally Omitted.

Section 9.11 Intentionally Omitted.

Section 9.12 Intentionally Omitted.

Section 9.13 Subsidiary Guarantors. The Company will cause each of its Subsidiaries that Guarantees or otherwise becomes liable at any time, whether as a borrower, issuer or an additional or co-borrower or co-issuer or otherwise, for or in respect of any Indebtedness under the Bank Credit Agreement, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement, any Additional Note Agreement and/or any

other document, instrument or agreement evidencing or governing any other Unsecured Debt, to concurrently therewith:

(a) become a Subsidiary Guarantor by executing and delivering to each holder of a Note a Joinder; and

(b) deliver to each holder of a Note a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Section 5.2, 5.4(c), 5.6, 5.7 and 5.19 of this Agreement (with respect to such Subsidiary);

(c) duly execute and deliver to each holder of a Note all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Joinder and the performance by such Subsidiary of its obligations thereunder; and

(d) deliver to each holder of a Note an opinion of counsel reasonably satisfactory to the Required Holders and covering such matters substantially addressed in the opinion of counsel delivered pursuant to Section 4.1(d)(i) hereof on the date of this Agreement, but relating to such Subsidiary and such Joinder.

Section 9.14 Pari Passu Ranking.

The Obligors’ obligations under the Financing Documents to which they are a party will, upon issuance of the Notes, rank at least pari passu, without preference or priority, with (i) all of their respective obligations under the Bank Loan Documents, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement and the New York Life Note Agreement and (ii) all other present and future unsecured and unsubordinated indebtedness of the Obligors (including all Pari Passu Obligations).

Section 10. Negative Covenants.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1 Financial Covenants. The Company shall not:

(a) Minimum Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than the sum of (i) $664,751,000, plus (ii) an amount equal to 75% of the net proceeds received by the Company from issuances and sales of Equity Interests of the Company occurring after June 30, 2021 (other than proceeds received within ninety (90) days before or after the redemption, retirement or repurchase of Equity Interests in the Company up to the amount paid by the Company in connection with such redemption, retirement or repurchase, in each case where, for the avoidance of doubt, the net effect is that the Company shall not have increased its net worth as a result of any such proceeds).

(b) Minimum Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio, as of the last day of any fiscal quarter of the Company, to be less than 1.5:1.00.

(c) Maximum Consolidated Leverage Ratio. Permit Consolidated Total Indebtedness at any time to exceed 60% of Total Asset Value; provided, that such maximum ratio may exceed 60% during, or as of the end of, any fiscal quarter in which a Material Acquisition occurs and the consecutive two fiscal quarters immediately thereafter, but in no event shall such ratio exceed 65% at any time or exceed 60% for more than three consecutive fiscal quarters in any consecutive four fiscal quarter period.

(d) [Intentionally Omitted].

(e) Maximum Secured Indebtedness. Permit Consolidated Secured Indebtedness at any time to exceed 30% of Total Asset Value.

(f) Maximum Unsecured Leverage Ratio. Permit Consolidated Unsecured Debt at any time to exceed 60% of Unencumbered Asset Value; provided, that such maximum ratio may exceed 60% during, or as of the end of, any fiscal quarter in which a Material Acquisition occurs and the consecutive two fiscal quarters immediately thereafter, but in no event shall such ratio exceed 65% at any time or exceed 60% for more than three consecutive fiscal quarters in any consecutive four fiscal quarter period.

(g) Minimum Unencumbered Interest Coverage Ratio. Permit the Unencumbered Interest Coverage Ratio, as of the last day of any fiscal quarter of the Company, to be less than 1.75:1.00.

Section 10.2 Indebtedness. The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness unless (a) no Default or Event of Default has occurred and is continuing immediately before and after the incurrence of such Indebtedness and (b) immediately after giving effect to the incurrence of such Indebtedness, the Company shall be in compliance, on a pro forma basis, with the provisions of Section 10.1.

Section 10.3 Liens. The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien on (i) any Unencumbered Eligible Property other than Permitted Property Encumbrances, (ii) any Equity Interest of any Unencumbered Property Subsidiary other than Permitted Equity Encumbrances or (iii) any income from or proceeds of any of the foregoing. The Company shall not, nor shall it permit any Subsidiary to sign, file or authorize under the Uniform Commercial Code of any jurisdiction a financing statement that includes in its collateral description any portion of any Unencumbered Eligible Property (unless such description relates to a Permitted Property Encumbrance), any Equity Interest of any Unencumbered Property Subsidiary (unless such description relates to a Permitted Equity Encumbrance) or any income from or proceeds of any of the foregoing.

Section 10.4 Fundamental Changes. The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) all or substantially all of its assets or all of substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default or Event of Default exists or would result therefrom and the Company is in compliance, on a pro forma basis, with the provisions of Section 10.1(b) and Section 10.1(c):

(a) (i) any Person may merge into an Obligor in a transaction in which such Obligor is the surviving Person (provided that the Company must be the survivor of any merger involving the Company), subject to the requirements of Section 9.13, (ii) any Person (other than an Obligor unless such Obligor is the surviving Person of such merger) may merge with or into a Subsidiary (other than an Obligor), (iii) any Obligor or any Subsidiary may sell, lease, transfer or otherwise Dispose of its assets to another Obligor or another Subsidiary, subject to the requirements of Section 9.13, which in the event of a consummation of a Division shall apply to all Division Successors, (iv) any Subsidiary (other than an Obligor) may liquidate or dissolve if the Company determines in good faith that such liquidation or dissolution is in the best interests of the Company, and (v) an Obligor or any Subsidiary may sell, transfer or otherwise Dispose of Equity Interests of a Subsidiary (other than an Obligor);

(b) in connection with any acquisition permitted under Section 10.7, any Subsidiary of the Company may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that the Person surviving such merger shall be a Wholly-Owned Subsidiary of the Company and shall comply with the requirements of Section 9.13;

(c) any Subsidiary of the Company may Dispose of all or substantially all of its assets (upon voluntary liquidation, pursuant to a Division or otherwise) to the Company or to another Subsidiary of the Company; provided that if the transferor in such a transaction is an Unencumbered Property Subsidiary, then the transferee must be an Unencumbered Property Subsidiary, and provided, further, that if any Subsidiary consummates a Division, the Company must comply with the obligations set forth in Section 9.13 with respect to each Division Successor; and

(d) Dispositions permitted by Section 10.5(d) shall be permitted under this Section 10.4.

Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to (i) merge, dissolve or liquidate or consolidate with or into any other Person unless after giving effect thereto the Company is the sole surviving Person of such transaction and no Change in Control results therefrom, (ii) consummate a Division or (iii) engage in any transaction pursuant to which it is reorganized or reincorporated in any jurisdiction other than a State of the United States of America or the District of Columbia.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.4 from its liability under this Agreement or the Notes.

Section 10.5 Dispositions. The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly, make any Disposition or enter into any agreement to make any Disposition, or, in the case of any Subsidiary of the Company, issue, sell or otherwise Dispose of any of such Subsidiary’s Equity Interests to any Person, except:

(a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

(b) Dispositions of property by any Subsidiary of the Company to the Company or to another Subsidiary of the Company; provided that if the transferor is an Unencumbered Property Subsidiary, the transferee thereof must be an Unencumbered Property Subsidiary;

(c) Dispositions permitted by Section 10.4(a), 10.4(b) or 10.4(c); and

(d) (i) the Disposition of any Property and (ii) the sale or other Disposition of all, but not less than all, of the Equity Interests of any Subsidiary; provided that no Default or Event of Default shall have occurred and be continuing or would result therefrom; provided further that if (x) such Property is an Unencumbered Eligible Property or (y) such Subsidiary is an Unencumbered Property Subsidiary, then at least two Business Days prior to the date of such Disposition, the holders of Notes shall have received an Officer’s Certificate certifying that at the time of and immediately after giving effect to such Disposition (A) the Company shall be in compliance, on a pro forma basis, with the provisions of Section 10.1(b) and Section 10.1(c) and (B) no Default or Event of Default shall have occurred and be continuing or would result under any other provision of this Agreement from such Disposition.

Section 10.6 Limitation on Restricted Payments. The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that the following shall be permitted:

(a) the Company and each Subsidiary thereof may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(b) the Company may make Restricted Payments in cash in an aggregate amount in any fiscal year, in each case, not to exceed the greater of (i) 95% of Funds From Operations for such fiscal year and (ii) the amount of Restricted Payments required to be paid or distributed by the Company in order for it to (x) maintain its REIT Status and (y) avoid the payment of federal or state income or excise tax; provided, that no Restricted Payments in cash will be permitted during the existence of an Event of Default arising under Section 11(a) or Section 11(b), following acceleration of any of the Obligations or during the existence of an Event of Default arising under Section 11(g) or Section 11(h); and

(c) each Subsidiary of the Company may make Restricted Payments pro rata to the holders of its Equity Interests.

Section 10.7 Limitation on Investments. The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly, make any Investments, except Permitted Investments.

Section 10.8 Limitation on Transactions with Affiliates. The Company shall not, nor shall it permit any Subsidiary to, enter into any transaction of any kind with any Affiliate of the Company, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Company or a Subsidiary thereof as would be obtainable by the Company or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate; provided that the foregoing restriction shall not apply to (i) transactions between or among the Obligors, (ii) transactions between or among Wholly-Owned Subsidiaries and (iii) Investments and Restricted Payments expressly permitted hereunder.

Section 10.9 Limitation on Changes in Fiscal Year. Permit the fiscal year of the Company to end on a day other than December 31, unless otherwise required by any applicable law, rule or regulation.

Section 10.10 Limitation on Lines of Business; Creation of Subsidiaries. The Company will not, and will not permit any Subsidiary to:

(a) engage, directly or indirectly, in any line of business other than the Permitted Businesses; or

(b) create or acquire any Subsidiary on or after the date of this Agreement, unless (x) within thirty (30) days after the date that such Subsidiary first acquires an asset each holder of a Note has been provided with written notice of same and (y) within sixty (60) days after the date that such Subsidiary first acquires any assets such Subsidiary shall have executed a Joinder and otherwise have complied with the provisions of Section 9.13 (including clauses (b) – (d) thereof); provided further, however, no such Subsidiary shall be required to execute such Joinder if such Subsidiary is an Excluded Subsidiary.

Section 10.11 Burdensome Agreements. The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly, enter into any Contractual Obligation (other than any Financing Document or any Permitted Pari Passu Provision) that limits the ability of (i) any Subsidiary to make Restricted Payments to the Company or any Subsidiary Guarantor (except for any restrictions on an Excluded Subsidiary provided in favor of any holder of Secured Indebtedness that is owed to a non-Affiliate of the Company and that is permitted under Section 10.2), (ii) any Subsidiary (other than an Excluded Subsidiary) to transfer property to the Company or any Subsidiary Guarantor, (iii) any Subsidiary of the Company (other than an Excluded Subsidiary) to Guarantee the Notes or any of the obligations under this Agreement or (iv) any Obligor to create, incur, assume or suffer to exist Liens on property of such Person to secure the Notes or any obligations under this Agreement or any Subsidiary Guarantee; provided, that clauses (i), (ii) and (iv) of this Section 10.11 shall not prohibit any (A) Negative Pledges incurred or provided in favor of any holder of Secured Indebtedness that is owed to a non-Affiliate of the Company and that is permitted under Section 10.2 (provided that such limitation on Negative Pledges shall only be effective against the assets or property securing such Indebtedness), (B) Negative Pledges contained in any agreement in connection with a Disposition permitted by Section 10.5 (provided that such limitation shall only be effective against the assets or property that are the subject of Disposition), and (C) limitations on Restricted Payments or Negative Pledges by reason of customary provisions in joint venture agreements or other similar agreements applicable to Subsidiaries that are not Wholly-Owned Subsidiaries.

Section 10.12 Intentionally Omitted.

Section 10.13 Accounting Changes. The Company shall not make any change in (a) accounting policies or reporting practices, except as required or permitted by GAAP, or (b) its fiscal year.

Section 10.14 Amendments of Organizational Documents and Certain Debt Documents. The Company shall not, nor shall it permit any Obligor to:

(a) modify, amend, amend and restate or supplement the terms of any Organizational Document of any Obligor, without, in each case, the express prior written consent or approval of the Required Holders, if such changes would adversely affect in any material respect the rights of the holders of Notes hereunder or under any of the other Financing Documents; provided that if such prior consent or approval is not required, the Company shall nonetheless notify the holders of Notes in writing promptly after any such modification, amendment, amendment and restatement, or supplement to the Organizational Documents of any Obligor;

(b) directly or indirectly, enter into, incur, consent to, approve, authorize or otherwise suffer or permit to exist any agreement with respect to, or any amendment, amendment and restatement, supplement or other modification of, any of the Bank Loan Documents, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement or any of the documents relating to an Unsecured Debt Facility of any member of the Consolidated Group (each a “Debt Facility Amendment”), that (i) contains, or would directly or indirectly have the effect of adding, any financial covenant (whether set forth as a covenant, undertaking, event of default, restriction, prepayment event or other such provision) that is more restrictive or burdensome as against the Company or any of its Subsidiaries than those contained in this Agreement or would directly or indirectly have the effect of making any of the existing financial covenants included therein more restrictive or burdensome as against the Company or any of its Subsidiaries than those contained in this Agreement or (ii) contains, or would directly or indirectly have the effect of adding, any new provision regarding eligibility requirements for “pool properties” (whether set forth as a covenant, undertaking, event of default, restriction, prepayment event or other such provision) that is more restrictive or burdensome as against the Company or any of its Subsidiaries than those contained in this Agreement or would directly or indirectly have the effect of making any of the existing provisions regarding eligibility requirements for “pool properties” therein more restrictive or burdensome as against the Company or any of its Subsidiaries than those contained in this Agreement, in each case, unless (A) the Required Holders have consented thereto in writing or (B) the Financing Documents have been, or concurrently therewith are, modified in a manner reasonably deemed appropriate by the Required Holders to reflect such Debt Facility Amendment (including, without limitation, in the case of any Debt Facility Amendment that has the effect of modifying any financial covenant, reflecting any applicable cushion (if any) that exists between the covenant levels in the Financing Documents and the Bank Loan Documents, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement or the documents relating to an Unsecured Debt Facility (determined on a percentage basis based on the then applicable covenant levels under the Financing Documents and, as applicable, the Bank Loan Documents, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement or the documents relating to such Unsecured Debt Facility immediately prior to such Debt Facility Amendment);

(c) directly or indirectly, enter into, incur, consent to, approve, authorize or otherwise suffer or permit to exist any Debt Facility Amendment that would directly or indirectly have the effect of granting a Lien to secure any Indebtedness or other obligations arising under any Bank Loan Document, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement or any Unsecured Debt Facility unless the obligations of the Obligors under the Notes, this Agreement and the Subsidiary Guarantees are concurrently secured equally and ratably with the Bank Loan Documents, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement or such Unsecured Debt Facility pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including, without limitation, an intercreditor agreement and opinions of counsel from counsel to the Obligors that are reasonably acceptable to the Required Holders; and

(d) directly or indirectly, consent to, approve, authorize or otherwise suffer or permit any Debt Facility Amendment that would directly or indirectly have the effect of shortening the maturity of any Indebtedness arising under any of the Bank Loan Documents, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement or of any Unsecured Debt Facility or accelerating or adding any requirement for amortization thereof.

Section 10.15 Anti-Money Laundering Laws; Sanctions. The Company shall not, nor shall it permit any Controlled Entity to:

(a) directly or indirectly, engage in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated in any law, regulation or other binding measure by the Organization for Economic Cooperation and Development’s Financial Action Task Force on Money Laundering (solely to the extent such Organization has jurisdiction over the Company or any Controlled Entity and such law, regulation or other measure is applicable to, and binding on, the Company or any Controlled Entity) or violate these laws or any other applicable Anti-Money Laundering Law or engage in these actions;

(b) directly or indirectly, use the proceeds of any Note, or lend, contribute or otherwise make available such proceeds to any Controlled Entity, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is subject to sanctions under U.S. Economic Sanctions Laws, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the Transactions, whether as Purchaser, holder of a Note or otherwise) of U.S. Economic Sanctions Laws; or

(c) (i) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person, (ii) directly or indirectly to have any investment in or engage in any dealing or transaction with any Person if such investment, dealing or transaction (x) would cause any holder or any affiliate of such holder to be in violation of any, or subject to sanctions under, any law or regulation applicable to such holder, or (y) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.

Section 10.16 Anti-Corruption Laws. The Company shall not, nor shall it permit any Controlled Entity to, directly or indirectly use the proceeds of any Note for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, as amended, or other applicable Anti-Corruption Laws.

Section 10.17 Compliance with Environmental Laws. The Company shall not, nor shall it permit any Subsidiary to, do, or permit any other Person to do, any of the following: (a) use any of the Real Property or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Materials except for quantities of Hazardous Materials used in the ordinary course of business and in material compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Property any underground tank or other underground storage receptacle for Hazardous Materials except in compliance in all material respects with Environmental Laws, (c) generate any Hazardous Materials on any Property except in compliance in all material respects with Environmental Laws, (d) conduct any activity at any Property in any manner that could reasonably be contemplated to cause a Release of Hazardous Materials on, upon or into the Property or any surrounding properties or any threatened Release of Hazardous Materials which might give rise to liability under CERCLA or any other Environmental Law, or (e) directly or indirectly transport or arrange for the transport of any Hazardous Materials except in compliance in all material respects with Environmental Laws, except in each case (as to any of the foregoing clauses (a), (b), (c), (d) and (e)) where any such use, location of underground storage tank or storage receptacle, generation, conduct or other activity has not had and could not reasonably be expected to have a Material Adverse Effect.

Section 11. Events of Default.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 7.1, 7.2, 7.3, 9.1, 9.3(b), 9.7, 9.8, 9.13 or 9.15, or in Section 10; or

(d) the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in any other Financing Document and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e) any representation or warranty made or deemed made by or on behalf of any Obligor in or in connection with this Agreement (including pursuant to Section 5 of the Existing Agreement, Section 5 of the Fifth Amended and Restated Note Agreement, Section 5 of the Fourth Amended and Restated Note Agreement, Section 5 of the Third Amended and Restated Note Agreement, Section 5 of the Second Amended and Restated Note Agreement, Section 5 of the First Amended and Restated Note Agreement or Section 5 of the Original Agreement as provided in Section 1.2(b)) or any amendment or modification hereof or waiver hereunder or any other Financing Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder or any other Financing Document, shall prove to have been incorrect in any material respect when made or deemed made or any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be incorrect or misleading in any respect after giving effect to such qualification when made or deemed made; or

(f) (i) any Obligor or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Recourse Indebtedness or Guarantee of Recourse Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement), individually or in the aggregate with all other Recourse Indebtedness as to which such a failure exists, of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any Recourse Indebtedness or Guarantee of Recourse Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement), individually or in the aggregate with all other Recourse Indebtedness as to which such a failure exists, of more than the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded (but, in any event, as to both the foregoing clauses (i)(A) and/or (i)(B), only if the applicable failure, default or event continues to exist after the passage of any applicable grace or cure period provided with respect thereto); (ii) any Obligor or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Non-Recourse Indebtedness or Guarantee of Non-Recourse Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement), individually or in the aggregate with all other Non-Recourse Indebtedness as to which such a failure exists, of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any Non-Recourse Indebtedness or Guarantee of Non-Recourse Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement), individually or in the aggregate with all other Non-Recourse Indebtedness as to which such a failure exists, of more than the Threshold Amount or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded (but, in any event, as to both the foregoing clauses (ii)(A) and/or (ii)(B), only if the applicable failure, default or event continues to exist after the passage of any applicable grace or cure period provided with respect thereto); or (iii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Obligor or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which the Company or any Subsidiary is an Affected Party (as so defined) and, in either event, the aggregate Swap Termination Values owed by the Company and all such Subsidiaries as a result thereof is greater than the Threshold Amount; or

(g) (i) the Company or any Significant Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h) the Company or any Significant Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or is adjudicated as insolvent or to be liquidated; or takes corporate action for the purpose of any of the foregoing under this clause (h); or

(i) there is entered against the Company or any Significant Subsidiary (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding $30,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(j) (i) an ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Obligor under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount that could reasonably be expected to have a Material Adverse Effect, or (ii) any Obligor or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount that could reasonably be expected to have a Material Adverse Effect; or

(k) (i) any provision of any Financing Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the obligations of the Company under, and in respect of, this Agreement, the Notes and the other Financing Documents, ceases to be in full force and effect; or (ii) any Obligor contests in any manner the validity or enforceability of any provision of any Financing Document; or (iii) any Obligor denies that it has any or further liability or obligation under any provision of any Financing Document, or purports to revoke, terminate or rescind any provision of any Financing Document, in the case of clauses (i), (ii) and (iii), in any material respect; or

(l) the Company shall cease, for any reason, to maintain its status as a real estate investment trust under Sections 856 through 860 of the Code, after taking into account any cure provisions set forth in the Code that are complied with by the Company; or

(m) any “Event of Default” under (and as defined in) the Bank Loan Documents, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement or the New York Life Note Agreement shall occur.

Section 12. Remedies on Default, Etc.

Section 12.1 Acceleration.

(a) If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in Section 11(a) or (b)) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2 Other Remedies.

(a) If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any other Financing Document, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

(b) In addition to, and in no way limiting, the foregoing remedies, upon the occurrence of an Event of Default, each holder of any Note at the time outstanding shall have the following remedies available, which remedies may be exercised at the same or different times as each other or as the remedies set forth in Sections 12.1 or 12.2(a):

(i) such holder may exercise all other rights and remedies under any and all of the other Financing Documents;

(ii) such holder may exercise all other rights and remedies it may have under any applicable law; and

(iii) to the extent permitted by applicable law, such holder shall be entitled to the appointment of a receiver or receivers for the assets and properties of the Company and its Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the obligations of the Company hereunder or under the other Financing Documents or the solvency of any party bound for its payment, and to exercise such power as the court shall confer upon such receiver.

Section 12.3 Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 18, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4 No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by any Financing Document upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 16, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable out-of-pocket costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

Section 13. Registration; Exchange; Substitution of Notes.

Section 13.1 Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2 Transfer and Exchange of Notes. Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 19(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1-C, Schedule 1-D, Schedule 1-E, Schedule 1-F, Schedule 1-G or Schedule 1-H as applicable. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

Section 13.3 Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 19(iii)) of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

Section 14. Payments on Notes.

Section 14.1 Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of JPMorgan Chase Bank, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2 Home Office Payment. So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by wire transfer in accordance with the instructions specified for such purpose below such Purchaser’s name in Schedule A, or in accordance with such other instructions as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

Section 15. GUARANTEE.

Section 15.1 Unconditional Guarantee. Each Subsidiary Guarantor hereby irrevocably, unconditionally and jointly and severally with the other Subsidiary Guarantors guarantees to each holder, the due and punctual payment in full of (a) the principal of, Make-Whole Amount, if any, and interest on (including, without limitation, interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (b) any other sums which may become due under the terms and provisions of the Notes, this Agreement or any other Financing Document (all such obligations described in clauses (a) and (b) above are herein called the “Guaranteed Obligations”). The guarantee in the preceding sentence (the “Unconditional Guarantee”) is an absolute, present and continuing guarantee of payment and not of collectability and is in no way conditional or contingent upon any attempt to collect from the Company or any other guarantor of the Guaranteed Obligations (including, without limitation, any other Subsidiary Guarantor) or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such Guaranteed Obligations, each Subsidiary Guarantor jointly and severally agrees to pay the same when due to the holders entitled thereto, without demand, presentment, protest or notice of any kind, in U.S. dollars, pursuant to the requirements for payment specified in the Notes and this Agreement. Each default in payment of any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. Each Subsidiary Guarantor agrees that the Notes issued in connection with this Agreement may (but need not) make reference to this Section 15.

Each Subsidiary Guarantor hereby acknowledges and agrees that it’s liability hereunder is joint and several with the other Subsidiary Guarantors and any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Financing Documents.

Section 15.2 Obligations Absolute. The obligations of each Subsidiary Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity or enforceability of the Notes, this Agreement, any other Financing Document or any other instrument referred to therein or herein, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim a Subsidiary Guarantor may have against the Company or any holder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Subsidiary Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment to, modification of, supplement to or restatement of the Notes, this Agreement, any other Financing Document or any other instrument referred to therein or herein (it being agreed that the joint and several obligations of each Subsidiary Guarantor hereunder shall apply to the Notes, this Agreement or any other Financing Document as so amended, modified, supplemented or restated) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance, enforcement, realization or release of any security for the Notes (or any application of the proceeds thereof as the holders, in their sole discretion, may determine) or the addition, substitution or release of any other Subsidiary Guarantor or any other entity or other Person primarily or secondarily liable in respect of the Guaranteed Obligations; (b) any waiver, consent, extension, indulgence, enforcement, failure to enforce or other action or inaction under or in respect of the Notes, this Agreement, any other Financing Document or any other instrument referred to therein or herein; (c) any bankruptcy, insolvency, arrangement, reorganization, readjustment, composition, liquidation or similar proceeding with respect to the Company, any other Subsidiary Guarantor or any of their respective properties; (d) any merger, amalgamation or consolidation of any Subsidiary Guarantor or of the Company into or with any other Person or any sale, lease or transfer of any or all of the assets of any Subsidiary Guarantor or of the Company to any Person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with any Subsidiary Guarantor; (f) any failure on the part of any holder to obtain, maintain, register or otherwise perfect any security; or (g) any other event or circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (whether or not similar to the foregoing), and in any event however material or prejudicial it may be to any Subsidiary Guarantor or to any subrogation, contribution or reimbursement rights any Subsidiary Guarantor may otherwise have. Each Subsidiary Guarantor covenants that its obligations hereunder will not be discharged except by indefeasible payment in full in cash of all of the Guaranteed Obligations and all other obligations hereunder.

Section 15.3 Waiver. Each Subsidiary Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any default by the Company or any Subsidiary Guarantor in the payment of any amounts due under the Notes, this Agreement, any other Financing Document or any other instrument referred to therein or herein, and of any of the matters referred to in Section 15.2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of any holder against any Subsidiary Guarantor, including, without limitation, presentment to or demand for payment from the Company or any Subsidiary Guarantor with respect to any Note, notice to the Company or to any Subsidiary Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company or any Subsidiary Guarantor, (c) any right to require any holder to enforce, assert or exercise any right, power or remedy including, without limitation, any right, power or remedy conferred in this Agreement, the Notes or any other Financing Document, (d) any requirement for diligence on the part of any holder and (e) any other act or omission or thing or delay in doing any other act or thing which might in any manner or to any extent vary the risk of any Subsidiary Guarantor or otherwise operate as a discharge of any Subsidiary Guarantor or in any manner lessen the obligations of any Subsidiary Guarantor hereunder.

Section 15.4 Obligations Unimpaired.

(a) The holders shall have no obligation to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, any Subsidiary Guarantor or any other Person or to pursue any other remedy available to the holders.

(b) If an event permitting the acceleration of the maturity of the principal amount of any Notes shall exist and such acceleration shall at such time be prevented or the right of any holder to receive any payment on account of the Guaranteed Obligations shall at such time be delayed or otherwise affected by reason of the pendency against the Company, any Subsidiary Guarantor or any other guarantor of a case or proceeding under a Debtor Relief Law, each Subsidiary Guarantor agrees that, for purposes of this Section 15 and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holder thereof had accelerated the same in accordance with the terms of Section 12, and the Subsidiary Guarantors shall forthwith pay such accelerated Guaranteed Obligations.

Section 15.5 Subrogation and Subordination.

(a) No Subsidiary Guarantor will exercise any rights which it may have acquired by way of subrogation under this Section 15, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement, contribution or indemnity or any rights or recourse to any security for the Notes or this Section 15 unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.

(b) Each Subsidiary Guarantor hereby subordinates the payment of all Indebtedness and other obligations of the Company or any other guarantor of the Guaranteed Obligations owing to such Subsidiary Guarantor, whether now existing or hereafter arising, including, without limitation, all rights and claims described in clause (a) of this Section 15.5, to the indefeasible payment in full in cash of all of the Guaranteed Obligations. If the Required Holders so request, any such Indebtedness or other obligations shall be enforced and performance received by a Subsidiary Guarantor as trustee for the holders and the proceeds thereof shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without otherwise reducing or affecting in any manner the liability of any Subsidiary Guarantor under this Section 15.

(c) Subject to the terms of Section 15.12, if any amount or other payment is made to or accepted by any Subsidiary Guarantor in violation of either of the preceding clauses (a) and (b) of this Section 15.5, such amount shall be deemed to have been paid to such Subsidiary Guarantor for the benefit of, and held in trust for the benefit of, the holders and shall be paid over to the holders promptly, in the form received (together with any necessary endorsements) to be applied to the Guaranteed Obligations, whether matured or unmatured, as may be directed by the Required Holders, but without reducing or affecting in any manner the liability of any Subsidiary Guarantor under this Section 15.

(d) Each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and that its agreements set forth in this Section 15 are knowingly made in contemplation of such benefits.

Section 15.6 Information Regarding the Company. Each Subsidiary Guarantor now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company. No holder shall have any duty or responsibility to provide any Subsidiary Guarantor with any credit or other information concerning the affairs, financial condition or business of the Company which may come into possession of the holders. Each Subsidiary Guarantor has granted the Unconditional Guarantee without reliance upon any representation by the holders including, without limitation, with respect to (a) the due execution, validity, effectiveness or enforceability of any instrument, document or agreement evidencing or relating to any of the Guaranteed Obligations or any loan or other financial accommodation made or granted to the Company, (b) the validity, genuineness, enforceability, existence, value or sufficiency of any property securing any of the Guaranteed Obligations or the creation, perfection or priority of any lien or security interest in such property or (c) the existence, number, financial condition or creditworthiness of other guarantors or sureties, if any, with respect to any of the Guaranteed Obligations.

Section 15.7 Reinstatement of Guarantee. The Unconditional Guarantee under this Section 15 shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder on account of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by a holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, any other Obligor or any other guarantors, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company, any other Obligor or any other guarantors or any part of its or their property, or otherwise, all as though such payments had not been made.

Section 15.8 Subrogation and Contribution Rights. Notwithstanding anything in this Section 15 to the contrary, to the fullest extent permitted by applicable law, each Subsidiary Guarantor acknowledges and agrees that with respect to each of the Subsidiary Guarantors’ relative liability under the Unconditional Guarantee, each Subsidiary Guarantor possesses, and has not waived, corresponding rights of contribution, subrogation, indemnity, and reimbursement relative to the other Subsidiary Guarantors in accordance with, and as further set forth in, Section 15.12.

Section 15.9 Term of Guarantee. The Unconditional Guarantee and all guarantees, covenants and agreements of each Subsidiary Guarantor contained in this Section 15 shall continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations and all other obligations under the Financing Documents shall be indefeasibly paid in full in cash and shall be subject to reinstatement pursuant to Section 15.7.

Section 15.10 Release of Subsidiary Guarantors. Anything in this Agreement or the other Financing Documents to the contrary notwithstanding, any Subsidiary Guarantor which ceases for any reason to be a guarantor or other obligor in respect of the obligations under the Bank Loan Documents, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement and any Additional Note Agreement shall, simultaneously therewith, be automatically deemed released from the Unconditional Guarantee and all its guarantees, covenants and agreements as a Subsidiary Guarantor, provided that, (a) after giving effect to such release, no Default or Event of Default shall have occurred and be continuing, (b) no amount then shall be due and payable with respect to the Guaranteed Obligations and (c) the Company shall have paid to the holders of Notes pro rata compensation or consideration, or provided equal credit support, to any compensation or consideration paid to the Bank Lenders, the MetLife Purchasers, the AIG Purchasers, the Barings Purchasers, the New York Life Purchasers and/or any holders of the notes issued under any Additional Note Agreement, or credit support (if any) provided to the Bank Lenders, the MetLife Purchasers, the AIG Purchasers, the Barings Purchasers, the New York Life Purchasers and/or any holders of the notes issued under any Additional Note Agreement, under the Bank Credit Agreement, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement and/or any Additional Note Agreement in connection with the termination of such Subsidiary Guarantor’s guaranty under the Bank Loan Documents, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement and/or such Additional Note Agreement.

Section 15.11 Savings Clause. Anything contained in this Agreement or the other Financing Documents to the contrary notwithstanding, the obligations of each Subsidiary Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Subsidiary Guarantor’s obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state law (collectively, the “Fraudulent Transfer Laws”), in each case after giving effect to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor (a) in respect of intercompany indebtedness to the Company or an Affiliate of the Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder and (b) under any guaranty of senior Unsecured Debt or Indebtedness subordinated in right of payment to the Guaranteed Obligations which guaranty contains a limitation as to maximum amount similar to that set forth in this Section, pursuant to which the liability of such Subsidiary Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement or similar rights of such Subsidiary Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Subsidiary Guarantor and of Affiliates of the Company of obligations arising under guaranties by such parties.

Section 15.12 Contribution. At any time a payment in respect of the Guaranteed Obligations is made under this Unconditional Guarantee, the right of contribution of each Subsidiary Guarantor against each other Subsidiary Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Subsidiary Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Guaranteed Obligations under this Unconditional Guarantee. At any time that a Relevant Payment is made by a Subsidiary Guarantor that results in the aggregate payments made by such Subsidiary Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Subsidiary Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Subsidiary Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Subsidiary Guarantor shall have a right of contribution against each other Subsidiary Guarantor who either has not made any payments or has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Subsidiary Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Subsidiary Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Subsidiary Guarantor and the denominator of which is the Aggregate Excess Amount of all Subsidiary Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Subsidiary Guarantor. A Subsidiary Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment at the time of each computation; provided, that no Subsidiary Guarantor may take any action to enforce such right until after all Guaranteed Obligations and any other amounts payable under this Unconditional Guarantee are paid in full in immediately available funds, it being expressly recognized and agreed by all parties hereto that any Subsidiary Guarantor’s right of contribution arising pursuant to this Section 15.12 against any other Subsidiary Guarantor shall be expressly junior and subordinate to such other Subsidiary Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Unconditional Guarantee. As used in this Section 15.12, (i) each Subsidiary Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Subsidiary Guarantor by (y) the aggregate Adjusted Net Worth of all Subsidiary Guarantors; (ii) the “Adjusted Net Worth” of each Subsidiary Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Subsidiary Guarantor and (y) zero; and (iii) the “Net Worth” of each Subsidiary Guarantor shall mean the amount by which the fair saleable value of such Subsidiary Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Unconditional Guarantee) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 15.12, each Subsidiary Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Subsidiary Guarantor in respect of such payment until after all Guaranteed Obligations and any other amounts payable under this Unconditional Guarantee are paid in full in immediately available funds. Each of the Subsidiary Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution.

Section 16. Expenses, Etc.

Section 16.1 Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees of a special counsel and, if reasonably required by the Required Holders, local or other counsel) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with the preparation and administration of this Agreement, and the other Financing Documents or any amendments, waivers or consents under or in respect of this Agreement or any other Financing Document (whether or not such amendment, waiver or consent becomes effective) within 15 Business Days after the Company’s receipt of any invoice therefor, including, without limitation: (a) the reasonable costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or any other Financing Document, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or any other Financing Document, or by reason of being a holder of any Note, (b) the reasonable costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the other Financing Documents, (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $5,000, and (d) the costs of any environmental reports or reviews commissioned by the Required Holders as permitted hereunder. In the event that any such invoice is not paid within 15 Business Days after the Company’s receipt thereof, interest on the amount of such invoice shall be due and payable at the Default Rate commencing with the 16th Business Day after the Company’s receipt thereof until such invoice has been paid. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) in connection with the purchase of the Notes and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

Section 16.2 Survival. The obligations of the Company under this Section 16 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of any Financing Document, and the termination of this Agreement.

Section 17. Survival of Representations and Warranties; Entire Agreement.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to any Financing Document shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, the Financing Documents embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

Section 18. Amendment and Waiver.

Section 18.1 Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that:

(a) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing;

(b) no amendment or waiver may, without the written consent of the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2 and Section 18.1(d)), 11(a), 11(b), 12, 18 or 20;

(c) Intentionally Omitted; and

(d) Section 8.6 may be amended or waived to permit offers to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions only with the written consent of the Company and the Super-Majority Holders.

Section 18.2 Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of any other Financing Document. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 18 or any other Financing Document to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof or of any other Financing Document unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment.

(c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 18 or any other Financing Document by a holder of a Note that has transferred or has agreed to transfer its Note to the Company, any Subsidiary or any Affiliate of the Company (either pursuant to a waiver under Section 18.1(d) or subsequent to Section 8.6 having been amended pursuant to Section 18.1(d)) in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 18.3 Binding Effect, etc. Any amendment or waiver consented to as provided in this Section 18 or any other Financing Document applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any holder of a Note and no delay in exercising any rights hereunder or under any Note or any other Financing Document shall operate as a waiver of any rights of any holder of such Note.

Section 18.4 Notes Held by Company, etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under any Financing Document, or have directed the taking of any action provided thereunder to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

Section 19. Notices.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by facsimile, or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid), or (d) by e‑mail or by Internet websites that are freely accessible by the recipient. Any such notice must be sent:

(i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii) if to the Company, to Getty Realty Corp., 292 Madison Avenue, New York, New York 10017, Attention of Chief Financial Officer (email address: [* * *]1) with copies to: (x) Getty Realty Corp., 292 Madison Avenue, New York, New York 10017, Attention Chief Legal Officer (email address: [* * *]2) and (y) Jones Day, 110 North Wacker Drive, Suite 4800, Chicago, Illinois 60606, Attention: James J. Caserio, Esq. (Facsimile No. (312) 782-8585 and email address: jcaserio@jonesday.com), or at such other address as the Company shall have specified to the holder of each Note in writing; provided that the failure to deliver a copy under (y) above shall not affect the effectiveness of the delivery of such notice or other communication to the Company.

Notices under this Section 19 will be deemed given only when actually received, except that (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor and any password or other information necessary to make such notice or communication freely available to the recipient; provided that, for facsimiles and both clauses (i) and (ii), if such facsimile, notice, email or other communication is not sent during the normal business hours of the recipient, such facsimile, notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

Section 20. Reproduction of Documents.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements,

* [***] Indicates material that has been excluded from this Exhibit 10.11 because it is not material.

* [***] Indicates material that has been excluded from this Exhibit 10.11 because it is not material.

certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 20 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Section 21. Confidential Information.

For the purposes of this Section 21, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to the Financing Documents that is proprietary in nature, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 21, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 21), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (x) to effect compliance with any law, rule, regulation or order applicable to such Purchaser; (y) in connection with any subpoena or other legal process; provided, however, that in the event a Purchaser or holder of any Note receives a subpoena or other legal process to disclose Confidential Information to any party, such Purchaser or holder shall, if legally permitted, notify the Company thereof as soon as possible after such Purchaser or holder has determined that it will respond to such subpoena or legal process so that the Company may seek a protective order or other appropriate remedy; provided further, however, that notwithstanding the foregoing, no such Purchaser or holder shall be subject to any liability for responding to such subpoena or legal process regardless of whether the Company shall have been able to obtain such a protective order or avail itself of such other appropriate remedy; or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any other Financing Document. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 21 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 21.

In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to any Financing Document, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 21, this Section 21 shall not be amended thereby and, as between such Purchaser or such holder and the Company, this Section 21 shall supersede any such other confidentiality undertaking.

Section 22. Substitution of Purchaser.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 22), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser. Notwithstanding the foregoing, no such substitution shall release such original Purchaser from its obligations hereunder until the Company’s receipt in full of the purchase price for the Notes. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 22), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

Section 23. INDEMNITY; DAMAGE WAIVER.

(a) The Company and each Subsidiary Guarantor shall indemnify each Purchaser, each holder from time to time of a Note, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of:

(i) the execution or delivery of this Agreement, any other Financing Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby;

(ii) any Note or the use of the proceeds therefrom;

(iii) any actual or alleged presence or release of Hazardous Substances on or from any property owned or operated by the Company or any of its Subsidiaries, or any Environmental Liability related in any way to the Company or any of its Subsidiaries; or

(iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto;

provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the fraud, gross negligence or willful misconduct of such Indemnitee. In addition, the indemnification set forth in this Section 23 in favor of any Related Party shall be solely in their respective capacities as a director, officer, agent or employee, as the case may be.

(b) To the extent permitted by applicable law, no Obligor shall assert, and each Obligor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Financing Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Note or the use of the proceeds thereof.

Section 24. Miscellaneous.

Section 24.1 Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 24.2 Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP; provided that, if the Company notifies the Required Holders that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring on or after the date of this Agreement in GAAP or in the application thereof on the operation of such provision (or if the Required Holders notify the Company that the Required Holders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including, without limitation, Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

Notwithstanding anything in this Agreement to the contrary, if at any time any change in GAAP (including the adoption of the International Financial Reporting Standards (IFRS)) would affect the computation of any financial ratio or requirement set forth in any Financing Document, and either the Company or the Required Holders shall so request, the Company and the holders of the Notes shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Holders); provided that, until so amended, (A) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (B) the Company shall provide to the holders of the Notes financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. All references herein to consolidated financial statements of the Company and its Subsidiaries or to the determination of any amount for the Company and its Subsidiaries on a consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that the Company is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein.

Section 24.3 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 24.4 Construction, etc.

(a) Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

(b) As used in this Seventh Amended and Restated Note Purchase and Guarantee Agreement and in the Notes, the term “this Agreement” and references thereto shall mean this Seventh Amended and Restated Note Purchase and Guarantee Agreement (including, without limitation, all Annexes, Schedules and Exhibits attached hereto) as it may from time to time be amended, restated, supplemented, modified or otherwise changed.

(c) Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to one or a series of limited liability companies (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

Section 24.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 24.6 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York without regard to principles of conflicts of laws (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 24.7 Jurisdiction and Process; Waiver of Jury Trial.

(a) Each Obligor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, each Obligor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each Obligor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 24.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 19 or at such other address of which such holder shall then have been notified pursuant to said Section. Each Obligor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 24.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Obligor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

* * * * *

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Obligors.

Very truly yours,

GETTY REALTY CORP

By:	/s/Brian Dickman
Name:	Brian Dickman
Title:	Executive Vice President, Chief Financial Officer & Treasurer

GETTY PROPERTIES CORP.

GETTY TM CORP.

AOC TRANSPORT, INC.

GETTYMART INC.

LEEMILT’S PETROLEUM, INC.

SLATTERY GROUP INC.

GETTY HI INDEMNITY, INC.

GETTY LEASING, INC.

GTY MD LEASING, INC.

GTY NY LEASING, INC.

GTY MA/NH LEASING, INC.

GTY-CPG (VA/DC) LEASING, INC.

GTY-CPG (QNS/BX) LEASING, INC.

By:	/s/Brian Dickman
Name:	Brian Dickman
Title:	Executive Vice President, Chief Financial Officer & Treasurer

[Signature page to Seventh Amended and Restated Note Purchase and Guarantee Agreement – Getty (Prudential)]

POWER TEST REALTY COMPANY LIMITED PARTNERSHIP

By:	GETTY PROPERTIES CORP., its General Partner

By:	/s/Brian Dickman
Name:	Brian Dickman
Title:	Executive Vice President, Chief Financial Officer & Treasurer

GTY-PACIFIC LEASING, LLC GTY-EPP LEASING, LLC GTY-SC LEASING, LLC GTY-GPM/EZ LEASING, LLC GTY AUTO SERVICE, LLC

By:	GETTY PROPERTIES CORP., its sole member

By:	/s/Brian Dickman
Name:	Brian Dickman
Title:	Executive Vice President, Chief Financial Officer & Treasurer

[Signature page to Seventh Amended and Restated Note Purchase and Guarantee Agreement – Getty (Prudential)]

This Agreement is hereby accepted and agreed to as of the date hereof.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
By:	PGIM, Inc., as investment manager

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY
By:	as Successor by Merger to Prudential Universal Reinsurance Company

By:	PGIM, Inc., as investment manager

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

PRUDENTIAL ARIZONA REINSURANCE TERM COMPANY
By:	PGIM, Inc., as investment manager

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

PRUCO LIFE INSURANCE COMPANY
By:	PGIM, Inc., as investment manager

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

[Signature page to Seventh Amended and Restated Note Purchase and Guarantee Agreement – Getty (Prudential)]

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
By:	PGIM, Inc., as investment manager

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

THE GIBRALTAR LIFE INSURANCE CO., LTD.
By:	PGIM Japan Co., Ltd., as Investment Manager

By:	PGIM, Inc., as Sub-Adviser

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY
By:	PGIM, Inc., as investment manager

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

PRUDENTIAL TERM REINSURANCE COMPANY
By:	PGIM, Inc., as investment manager

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.
By:	PGIM, Japan Co., Ltd., as Investment Manager

By:	PGIM, Inc., as Sub-Adviser

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

[Signature page to Seventh Amended and Restated Note Purchase and Guarantee Agreement – Getty (Prudential)]

FORTITUDE LIFE INSURANCE & ANNUITY COMPANY, F/K/A PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
By:	The Prudential Insurance Company of America, as administrator

By:	PGIM, Inc., as investment manager

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

ZURICH AMERICAN INSURANEC COMPANY

By:	PGIM Private Placement Investors, L.P. (as Investment Advisor)

By:	PGIM Private Placement Investors, Inc. (as its General Partner)

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

DRYDEN ARIZONA REINSURANCE TERM COMPANY
By:	PGIM, Inc., as investment manager

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

PICA HARTFORD LIFE INSURANCE COMFORT TRUST

By:	The Prudential Insurance Company of America, as grantor

By:	PGIM, Inc., as investment manager

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

[Signature page to Seventh Amended and Restated Note Purchase and Guarantee Agreement – Getty (Prudential)]

FARMERS INSURANCE EXCHANGE
By:	PGIM Private Placement Investors, L.P. (as Investment Advisor)

By:	PGIM Private Placement Investors, Inc. (as its General Partner)

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

MID CENTURY INSURANCE COMPANY
By:	PGIM Private Placement Investors, L.P. (as Investment Advisor)

By:	PGIM Private Placement Investors, Inc. (as its General Partner)

By:	/s/Brian Chen
Name:	Brian Chen
Title:	Vice President

[Signature page to Seventh Amended and Restated Note Purchase and Guarantee Agreement – Getty (Prudential)]

Schedule A

Information Relating to Purchasers

[* * *]3

* [***] Indicates material that has been excluded from this Exhibit 10.11 because it is not material.

Schedule A

Schedule B

Defined Terms

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Acceptable Rating Agency” means (a) any one of S&P, Moody’s or Fitch and (b) any other nationally recognized credit rating organization that is recognized as a nationally recognized statistical rating organization by the SEC and approved by the Required Holders, so long as, in each case, any such credit rating organization described in clause (a) or (b) above continues to be a nationally recognized statistical rating organization recognized by the SEC and is approved as a “Credit Rating Provider” (or other similar designation) by the NAIC.

“Additional Note Agreement” means any note purchase agreement, private shelf facility or other similar agreement entered into on or after the date of this Agreement in connection with any institutional private placement financing transaction providing for the issuance and sale of debt Securities by any Obligor or any Subsidiary (other than any Excluded Subsidiary) to one or more other Institutional Investors.

“Adjusted Net Worth” is defined in Section 15.12.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Aggregate Deficit Amount” is defined in Section 15.12.

“Aggregate Excess Amount” is defined in Section 15.12.

“Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“AIG Note Agreement” means that certain Second Amended and Restated Note Purchase and Guarantee Agreement, dated as of February 22, 2022, by and among the Company, the Initial Subsidiary Guarantors and the AIG Purchasers, together with the promissory notes of the Company issued pursuant to the terms thereof and including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing of such Second Amended and Restated Note Purchase and Guarantee Agreement or such notes.

“AIG Purchasers” means the purchasers from time to time party to the AIG Note Agreement.

“Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010.

Schedule B-1

“Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act.

“Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

“Audited Financial Statements” means the audited consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2023, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto.

“Bank Agent” means Bank of America, N.A., in its capacity as administrative agent for the Bank Lenders under the Bank Credit Agreement, and its successors and assigns in such capacity.

“Bank Credit Agreement” means that certain Second Amended and Restated Credit Agreement, dated as of October 27, 2021, among the Company, each of the other Obligors party thereto, the Bank Agent and the Bank Lenders from time to time party thereto, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof.

“Bank Lenders” means the lenders from time to time party to the Bank Credit Agreement.

“Bank Loan Documents” means, collectively, the Bank Credit Agreement and all other Loan Documents (as defined in the Bank Credit Agreement).

“Barings Note Agreement” means that certain Second Amended and Restated Note Purchase and Guarantee Agreement, dated as of February 22, 2022, by and among the Company, the Initial Subsidiary Guarantors and the Barings Purchasers, together with the promissory notes of the Company issued pursuant to the terms thereof and including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing of such Second Amended and Restated Note Purchase and Guarantee Agreement or such notes.

“Barings Purchasers” means the purchasers from time to time party to the Barings Note Agreement.

“Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b).

Schedule B-2

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Cap Rate” means, at any time, the greater of (a) seven and one-quarter percent (7.25%), and (b) the “Cap Rate” as such term (or any equivalent term howsoever defined) is defined in the Bank Credit Agreement, the AIG Note Agreement, the Barings Note Agreement, the MetLife Note Agreement, the New York Life Note Agreement or any other Material Credit Facility, as the case may be.

“Capitalized Lease” means any lease that has been or is required to be, in accordance with GAAP, classified and accounted for as a capital lease or financing lease.

“Cash and Cash Equivalents” means on any date, the sum of: (a) the aggregate amount of cash then held by the Company or any of its Subsidiaries (as set forth on the Company’s balance sheet for the then most recently ended fiscal quarter), plus (b) the aggregate amount of Cash Equivalents (valued at fair market value) then held by the Company or any of its Subsidiaries, plus (c) the aggregate amount of cash or Cash Equivalents in restricted 1031 accounts under the exclusive control of the Company.

“Cash Equivalents” means short-term investments in liquid accounts, such as money‑market funds, bankers acceptances, certificates of deposit and commercial paper.

“Change in Control” is defined in Section 8.7(h).

“Change in Control Prepayment Date” is defined in Section 8.7(c).

“Closing” is defined in Section 3.

“Closing Date” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the introductory paragraph of this Agreement.

“Confidential Information” is defined in Section 21.

“Consolidated EBITDA” means an amount determined in accordance with GAAP equal to: (x) (A) the Consolidated Net Income of the Company for the most recently ended fiscal quarter, adjusted for straight-line rents and net amortization of above-market and below-market leases, deferred financing leases and deferred leasing incentives, plus income taxes, Consolidated Interest Expense, depreciation and amortization, and calculated exclusive of any rent or other revenue that has been earned by the Company or its Subsidiaries during such fiscal quarter but not yet actually paid to the Company or its Subsidiaries unless otherwise set off from net income, plus (B) the sum of the following (without duplication and to the extent reflected as a charge or deduction in the statement of such Consolidated Net Income for such period) (i) one-time cash charges (including, without limitation, legal fees) incurred during such fiscal quarter with respect to continued compliance by the Company with the terms and conditions of the Financing Documents, the

Schedule B-3

MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement, the Bank Loan Documents and/or the loan or financing documents with respect to any other Pari Passu Obligations permitted by this Agreement (excluding the terms and conditions of Unsecured Debt arising under Swap Contracts), (ii) non-cash impairments taken during such fiscal quarter, (iii) extraordinary and unusual bad-debt expenses incurred in such quarter, (iv) any costs incurred in such quarter in connection with the acquisition or disposition of Properties, (v) non-cash allowances for deferred rent and deferred mortgage receivables incurred in such quarter, (vi) losses on sales of operating real estate and marketable securities incurred during such fiscal quarter and (vii) any other extraordinary, non-recurring, expenses recorded during such fiscal quarter, including any settlements in connection with litigation and reserves recorded for environmental litigation, in each case, determined in accordance with GAAP, less (C) the sum of the following (without duplication and to the extent reflected as income in the statement of such Consolidated Net Income for such period) (i) extraordinary and unusual bad debt reversals recorded in such fiscal quarter (ii) gains on sales of operating real estate and marketable securities incurred during such fiscal quarter and (iii) any other extraordinary, non-recurring, cash income recorded during such fiscal quarter, in each case, determined in accordance with GAAP, multiplied by (y) four (4). Consolidated EBITDA will be calculated on a pro forma basis to take into account the impact of any Property acquisitions and/or dispositions made by the Company or its Subsidiaries during the most recently ended fiscal quarter, as well as any long-term leases signed during such fiscal quarter, as if such acquisitions, dispositions and/or lease signings occurred on the first day of such fiscal quarter.

“Consolidated EBITDAR” means for any Person, the sum of (i) Consolidated EBITDA plus (ii) (x) rent expenses exclusive of non-cash rental expense adjustments for the most recently ended fiscal quarter of the Company, (y) multiplied by four (4).

“Consolidated Group” means the Obligors and their consolidated Subsidiaries, as determined in accordance with GAAP.

“Consolidated Interest Expense” means, for any period, without duplication, the sum of (i) total interest expense of the Company and its consolidated Subsidiaries determined in accordance with GAAP (including for the avoidance of doubt interest attributable to Capitalized Leases) and (ii) the Consolidated Group’s Ownership Share of the Interest Expense of Unconsolidated Affiliates.

“Consolidated Net Income” means, with respect to any Person for any period and without duplication, the sum of (i) the consolidated net income (or loss) of such Person and its Subsidiaries, determined in accordance with GAAP and (ii) the Consolidated Group’s Ownership Share of the net income (or loss) attributable to Unconsolidated Affiliates.

“Consolidated Secured Indebtedness” means, at any time, the portion of Consolidated Total Indebtedness that is Secured Indebtedness.

“Consolidated Secured Recourse Indebtedness” means, at any time, the portion of Consolidated Secured Indebtedness that is not Non-Recourse Indebtedness.

Schedule B-4

“Consolidated Tangible Net Worth” means, as of any date of determination, (a) Shareholders’ Equity minus (b) the Intangible Assets of the Consolidated Group, plus (c) all accumulated depreciation and amortization of the Consolidated Group, in each case determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Indebtedness” means, as of any date of determination, the then aggregate outstanding amount of all Indebtedness of the Consolidated Group determined on a consolidated basis.

“Consolidated Unsecured Indebtedness” means, at any time, the portion of Consolidated Total Indebtedness that is Unsecured Debt.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Contribution Percentage” is defined in Section 15.12.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Event” is defined in Section 8.7.

“Controlled Entity” means (i) any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates and (ii) if the Company has a parent company, such parent company and its Controlled Affiliates.

“Customary Non-Recourse Carve-Outs” means, with respect to any Non-Recourse Indebtedness, exclusions from the exculpation provisions with respect to such Non-Recourse Indebtedness for fraud, misrepresentation, misapplication of funds, waste, environmental claims, voluntary bankruptcy, collusive involuntary bankruptcy, prohibited transfers, violations of single purpose entity covenants and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financings of real estate.

“Debt Facility Amendment” has the meaning set forth in Section 10.14.

“Debt Rating” means, (i) as to any Person, a non-credit enhanced, senior unsecured long-term debt rating of such Person, or (ii) as to any Notes, the debt rating of such Notes as determined from time to time by any Acceptable Rating Agency.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

Schedule B-5

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means, for any series of Notes, that rate of interest that is the greater of (i) 2.0% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of such series or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. in New York, New York as its “base” or “prime” rate.

“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any sanction under U.S. Economic Sanctions Laws.

“Disposition” or “Dispose” means the sale, transfer, license, lease (other than a lease entered into in the ordinary course of business) or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith and including any disposition of property to a Division Successor pursuant to a Division.

“Dividing Person” has the meaning given that term in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“Disclosure Documents” is defined in Section 5.3.

“Dollar” and “$” mean lawful money of the United States.

“Electronic Delivery” is defined in Section 7.1(a).

“Eligible Ground Lease” means any Eligible Ground Lease (New) or Eligible Ground Lease (Legacy).

“Eligible Ground Lease (Legacy)” means, as to any Property, a ground lease:

(a) that is specifically identified on the date of this Agreement in Schedule C;

(b) that has the Company or a Wholly-Owned Subsidiary of the Company as lessee;

Schedule B-6

(c) as to which no default or event of default has occurred or with the passage of time or the giving of notice would occur;

(d) under which no ground lessor has the unilateral right to terminate such ground lease prior to expiration of the stated term of such ground lease absent the occurrence of any casualty, condemnation or default by the Company or any of its Subsidiaries thereunder; and

(e) that has a remaining term of at least one year at all times.

“Eligible Ground Lease (New)” means, as to any Property, a ground lease:

(a) that has the Company or a Wholly-Owned Subsidiary of the Company as lessee;

(b) as to which no default or event of default has occurred or with the passage of time or the giving of notice would occur;

(c) that has a remaining term (inclusive of any unexercised extension options) of twenty five (25) years or more from the date such Property is included as an Unencumbered Eligible Property;

(d) that provides the right of the lessee to mortgage and encumber its interest in such Property without the consent of the lessor;

(e) that includes an obligation of the lessor to give the holder of any mortgage lien on such Property written notice of any defaults on the part of the lessee and an agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosure and fails to do so;

(f) that includes provisions that permit transfer of the lessee’s interest under such lease on reasonable terms, including the ability to sublease; and

(g) that includes such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease.

“Environmental Expenses” means, (a) for any four fiscal quarter period, an amount equal to the sum of (i) the aggregate amount of cash expenditures made by members of the Consolidated Group during such period in respect of costs incurred to remediate environmental issues with respect to Properties (net of the aggregate amount of cash received by members of the Consolidated Group during such period from any available State environmental funds in respect of any such environmental issues) and (ii) the aggregate amount of fees and expenses paid by members of the Consolidated Group during such period to legal and other professional advisors engaged to represent or otherwise advise one or more members of the Consolidated Group in connection with (A) litigations or proceedings (whether judicial, administrative or other) concerning environmental issues with respect to Properties and (B) investigations, audits and similar inquiries of any Governmental Authority with respect to Properties and (b) for any one fiscal quarter period, an

Schedule B-7

amount equal to the amount determined in accordance with the preceding immediately clause (a) for the four fiscal quarter period ending on the last day of such one fiscal quarter period, divided by four (4).

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Company, any Subsidiary Guarantor or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of

Schedule B-8

proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Excluded Subsidiary” means any Subsidiary of the Company that:

(a) does not own or ground lease all or any portion of any Unencumbered Eligible Property,

(b) does not, directly or indirectly, own all or any portion of the Equity Interests of any Subsidiary of the Company that owns an Unencumbered Eligible Property,

(c) is not a borrower, guarantor or otherwise liable under or in respect of Indebtedness under any Bank Loan Document, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement or any other Unsecured Debt, and

(d) either:

(i) is not a Wholly-Owned Subsidiary of the Company, or

(ii) is a borrower or guarantor of Secured Indebtedness owed to a non-affiliate (or a direct or indirect parent of such borrower or guarantor (other than the Company)), and the terms of such Secured Indebtedness prohibit such Subsidiary from becoming a Subsidiary Guarantor, or

(iii) does not own any assets.

Upon any Subsidiary which is a Guarantor and was not previously an Excluded Subsidiary becoming an Excluded Subsidiary (including, without limitation, as a result of the removal of the Property owned by such Subsidiary as an Unencumbered Eligible Property as contemplated in the definition of “Unencumbered Property Criteria”), such Subsidiary shall, upon the request of the Company, be released as a Guarantor; provided that at the time of, and after giving effect to, such release (x) no Default or Event of Default shall be existing, (y) no amount is then due and payable by such Subsidiary under the Unconditional Guarantee, and (z) each holder of the Notes shall have

Schedule B-9

received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (x) and (y) above and certifying that such Subsidiary constitutes an Excluded Subsidiary.

“Execution Date” is defined in Section 3.

“Existing Agreement” is defined in Section 1.1.

“Existing Notes” is defined in Section 1.1.

“Existing Series C Notes” is defined in Section 1.1.

“Existing Series D Notes” is defined in Section 1.1.

“Existing Series F Notes” is defined in Section 1.1.

“Existing Series I Notes” is defined in Section 1.1.

“Existing Series Q Notes” is defined in Section 1.1.

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“Fifth Amended and Restated Note Agreement” is defined in Section 1.1.

“Financing Documents” means this Agreement, the Notes, and each other agreement executed and delivered to or for the benefit of the holders of Notes in connection with the transactions contemplated hereby, as each may be amended, restated, supplemented or otherwise modified from time to time.

“First Amended and Restated Note Agreement” is defined in Section 1.1.

“First Amendment Effective Date” means October 27, 2021.

“Fitch” means Fitch, Inc. and any successor thereto.

“Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDAR (less any cash payments made in respect of Environmental Expenses made during the then most recently ended period of four fiscal quarters to the extent not already deducted in the calculation of Consolidated EBITDAR) (exclusive of non-cash GAAP adjustments related to Environmental Expenses) as of the end of the most recently ended fiscal quarter, to (b) the sum of all interest incurred (accrued, paid or capitalized and determined based upon the actual interest rate), plus regularly scheduled principal payments paid with respect to Indebtedness (excluding optional prepayments and balloon principal payments due on maturity in respect of any Indebtedness), plus rent expenses (exclusive of non-cash rental expense adjustments), plus dividends on preferred stock or preferred minority interest distributions, with respect to this clause (b), all calculated with respect to the then most recently ended fiscal quarter and multiplied by four (4), and, with respect to both clauses (a) and (b), all determined on a consolidated basis in accordance with GAAP.

Schedule B-10

“Form 10‑K” is defined in Section 7.1(b).

“Form 10‑Q” is defined in Section 7.1(a).

“Fourth Amended and Restated Note Agreement” is defined in Section 1.1.

“Fraudulent Transfer Laws” is defined in Section 15.11.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Funding Instruction Letter” is defined in Section 4.2(i).

“Funds From Operations” means, with respect to any period and without double counting, an amount equal to the Consolidated Net Income of the Company and its Subsidiaries for such period, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures; provided that “Funds From Operations” shall exclude impairment charges, charges from the early extinguishment of indebtedness and other non-cash charges as evidenced by a certification of a Responsible Officer of the Company containing calculations in reasonable detail satisfactory to the Required Holders. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect “Funds From Operations” on the same basis. In addition, “Funds from Operations” shall be adjusted to remove any impact of the expensing of acquisition costs pursuant to ASC 805, including, without limitation, (i) the addition to Consolidated Net Income of costs and expenses related to ongoing consummated acquisition transactions during such period; and (ii) the subtraction from Consolidated Net Income of costs and expenses related to acquisition transactions terminated during such period.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Getty NY” means GTY NY Leasing, Inc., a Delaware corporation.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, or anyone else acting in an official capacity.

Schedule B-11

“Guaranteed Obligations” is defined in Section 15.1.

“Guarantee” means, as to any Person, (without duplication with respect to such Person) (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. Customary Non-Recourse Carve-Outs shall not, in and of themselves, be considered to be a Guarantee unless demand has been made for the payment or performance of such Customary Non-Recourse Carve-Outs.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances or wastes, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 18.2 and 19 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

Schedule B-12

(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances and similar instruments (including bank guaranties, surety bonds, comfort letters, keep-well agreements and capital maintenance agreements) to the extent such instruments or agreements support financial, rather than performance, obligations;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business that are not past due for more than 60 days);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) Capitalized Leases and Synthetic Lease Obligations;

(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person (valued, in the case of a redeemable preferred Equity Interest, at its voluntary or involuntary liquidation preference plus accrued and unpaid dividends);

(h) all Off-Balance Sheet Arrangements of such Person; and

(i) all Guarantees of such Person in respect of any of the foregoing, excluding guarantees of Non-Recourse Indebtedness for which recourse is limited to liability for Customary Non-Recourse Carve-Outs.

For all purposes hereof, (i) Indebtedness shall include the Consolidated Group’s Ownership Share of the foregoing items and components attributable to Indebtedness of Unconsolidated Affiliates and (ii) the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company or a limited partnership in which such Person is a limited partner and not a general partner) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any Capitalized Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Indemnitee” is defined in Section 23(a).

“Indirect Owner” has the meaning specified in the definition of “Unencumbered Property Criteria”.

“INHAM Exemption” is defined in Section 6.2(e).

Schedule B-13

“Initial Subsidiary Guarantors” is defined in the introductory paragraph of this Agreement.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 10% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any Pension Plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Intangible Assets” means assets that are considered to be intangible assets under GAAP, excluding lease intangibles but including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

“Interest Expense” means, for any period with respect to any Person, without duplication, total interest expense of such Person and its consolidated Subsidiaries determined in accordance with GAAP (including for the avoidance of doubt interest attributable to Capitalized Leases).

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person or (d) the purchase, acquisition or other investment in any Real Property or real property-related assets (including, without limitation, mortgage loans and other real estate-related debt investments, investments in land holdings, and costs to construct Real Property assets under development). For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Investment Grade Credit Rating” means receipt of at least two Debt Ratings of Baa3 or better from Moody’s or BBB- or better from S&P or Fitch.

“Investment Grade Pricing Effective Date” means the first Business Day following the date on which the Company has (a) obtained an Investment Grade Credit Rating and (b) delivered to the holders of Notes a certificate executed by a Responsible Officer of the Company certifying that (i) an Investment Grade Credit Rating has been obtained by the Company and is in effect (which certification shall also set forth the Debt Rating received, if any, from each Rating Agency as of such date) and (ii) the “Investment Grade Pricing Effective Date” under and as defined in the Bank Credit Agreement has occurred.

Schedule B-14

“Joinder” means a joinder agreement substantially in the form of Exhibit A attached hereto.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lease” means a lease, sublease and/or occupancy or similar agreement under which the Company or any Subsidiary is the landlord (or sub-landlord) or lessor (or sub-lessor) the terms of which provide for a Person that is not an Affiliate of the Company to occupy or use any Real Property, or any part thereof, whether now or hereafter executed and all amendments, modifications or supplements thereto.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, negative pledge (other than any negative pledge which is a Permitted Pari Passu Provision or is a negative pledge which is contemplated pursuant to clause (B) of Section 10.11), or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing), and in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Make-Whole Amount” is defined in Section 8.8.

“Management Fees” means, with respect to each Property for any period, an amount equal to two percent (2.0%) per annum on the aggregate rent (including base rent and percentage rent) due and payable under leases with respect to such Property.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

“Material Acquisition” means one or more acquisitions consummated during any calendar quarter by the Company or any of its consolidated Subsidiaries of assets of, or constituting, a Person that is not an Affiliate of the Company (whether by purchase of such assets, purchase of Person(s) owning such assets or some combination thereof) with a minimum aggregate gross purchase price at least equal to $100,000,000.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect on, the operations, business, assets, properties, liabilities (actual or contingent), or condition (financial or otherwise) of the Company or the Company and its Subsidiaries taken as a whole; (b) a material adverse effect on the rights and remedies of any holder of Notes under any Financing Document, or of the ability of the Obligors taken as a whole to perform their obligations under any Financing Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Obligor of any Financing Document to which it is a party.

Schedule B-15

“Material Credit Facility” means, as to the Company and its Subsidiaries,

(a) the Bank Credit Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof;

(b) the AIG Note Agreement, the Barings Note Agreement, the MetLife Note Agreement and the New York Life Note Agreement; and

(c) any other agreement(s) or arrangement(s) creating or evidencing indebtedness for borrowed money entered into on or after the First Amendment Effective Date by the Company or any Subsidiary, or in respect of which the Company or any Subsidiary is an obligor or otherwise provides a guarantee, security or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $50,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency), as the same may be amended, supplemented or modified from time to time and any successor or replacement agreement or arrangement; and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility.

“Maturity Date” is defined in the first paragraph of each Note.

“MetLife Note Agreement” means that certain Note Purchase and Guarantee Agreement, dated as of June 21, 2018, as amended by that certain First Amendment to Note Purchase and Guarantee Agreement, dated as of October 27, 2021, by and among the Company, the Initial Subsidiary Guarantors and the MetLife Purchasers, together with the promissory notes of the Company issued pursuant to the terms thereof and including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing of such Note Purchase and Guarantee Agreement or such notes.

“MetLife Purchasers” means the purchasers from time to time party to the MetLife Note Agreement.

“Minimum Lease Term Requirement” means at any time, that the then average weighted remaining term of all Leases pertaining to Unencumbered Eligible Properties, excluding extension options (which have not yet been exercised such that the Lease term has been extended to reflect such exercise), is at least five (5) years. For purposes of the foregoing, the remaining term of a Lease pertaining to an Unencumbered Eligible Property shall be weighted based on the rent (including base rent and percentage rent) due and payable thereunder relative to the rent (including base rent and percentage rent) of all Leases pertaining to Unencumbered Eligible Properties.

“Minimum Property Condition” means, at any time, the aggregate Unencumbered Asset Value of all Unencumbered Eligible Properties is at least $500,000,000.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

Schedule B-16

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Company or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“NAIC Annual Statement” is defined in Section 6.2(a).

“Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Bank Loan Document, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement or any Financing Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person.

“Net Worth” is defined in Section 15.12.

“New York Life Note Agreement” means that certain Amended and Restated Note Purchase and Guarantee Agreement, dated as of November 21, 2024, by and among the Company, the Initial Subsidiary Guarantors and the New York Life Purchasers, together with the promissory notes of the Company issued pursuant to the terms thereof and including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing of such Amended and Restated Note Purchase and Guarantee Agreement or such notes.

“New York Life Purchasers” means the purchasers from time to time party to the New York Life Note Agreement.

“NOI” means, with respect to any Property for any period, property rental and other income derived from the operation of such Property from Qualified Tenants paying rent (including, base rent, percentage rent and any additional rent in the nature of expense reimbursements or contributions made by Qualified Tenants to a member of the Consolidated Group for insurance premiums, real estate taxes, common area expenses or similar items) as determined in accordance with GAAP, minus the amount of all expenses (as determined in accordance with GAAP) incurred in connection with and directly attributable to the ownership and operation of such Property for such period, including, without limitation, Management Fees, Environmental Expenses and amounts accrued for the payment of real estate taxes and insurance premiums, but excluding (a) any general and administrative expenses related to the operation of the Company and its Subsidiaries, (b) any interest expense or other debt service charges, (c) any non-cash charges such as depreciation or amortization of financing costs and (d) for avoidance of doubt, any such items of expense which are payable directly by any Qualified Tenant under the terms of its Lease which may include insurance premiums, real estate taxes and/or common area charges.

“Non-Recourse Indebtedness” means, with respect to a Person, (a) any Indebtedness of such Person in which the holder of such Indebtedness may not look to such Person personally for repayment, other than to the extent of any security therefor or pursuant to Customary Non-Recourse Carve-Outs, (b) if such Person is a Single Asset Entity, any Indebtedness of such Person (other than Indebtedness described in the immediately following clause (c)), or (c) if such Person

Schedule B-17

is a Single Asset Holding Company, any Indebtedness of such Single Asset Holding Company resulting from a Guarantee of, or Lien securing, Indebtedness of a Single Asset Entity that is a Subsidiary of such Single Asset Holding Company, so long as, in each case, either (i) the holder of such Indebtedness may not look to such Single Asset Holding Company personally for repayment, other than to the Equity Interests held by such Single Asset Holding Company in such Single Asset Entity or pursuant to Customary Non-Recourse Carve-Outs or (ii) such Single Asset Holding Company has no assets other than Equity Interests in such Single Asset Entity and cash or Cash Equivalents and other assets of nominal value incidental to the ownership of such Single Asset Entity.

“Notes” is defined in Section 1.4.

“Obligors” means collectively, the Company and the Subsidiary Guarantors.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Off-Balance Sheet Arrangement” means liabilities and obligations of a Person on a non-consolidated basis in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) including such liabilities and obligations which such Person would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the its report on Form 10 Q or Form 10 K (or their equivalents) if such Person were required to file the same with the Securities and Exchange Commission (or any Governmental Authority substituted therefor):

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“Open Prepayment Period” means, with respect to the Series F Notes, the Series I Notes and the Series Q Notes, the period commencing on the date which is ninety (90) days prior to the Maturity Date of the Series F Notes, the Series I Notes or the Series Q Notes, as the case may be.

“Organizational Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability company agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

Schedule B-18

“Original Agreement” means that certain Note Purchase and Guarantee Agreement, dated as of February 25, 2013, among the Company, the Initial Subsidiary Guarantors party thereto, and the Series A Purchasers, as amended and in effect immediately prior to giving effect to the First Amended and Restated Note Agreement.

“Ownership Share” means, with respect to any Subsidiary of a Person (other than a Wholly-Owned Subsidiary thereof) or any Unconsolidated Affiliate of a Person, such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, limited liability company agreement, joint venture agreement or other applicable Organizational Document of such Subsidiary or Unconsolidated Affiliate. For avoidance of doubt, the Consolidated Group’s Ownership Share of any income or liability of the Company or a Wholly-Owned Subsidiary of the Company, or any asset that is Wholly-Owned by the Company or a Wholly-Owned Subsidiary of the Company, shall be 100%.

“Pari Passu Obligations” means Unsecured Debt (exclusive of the Notes, this Agreement and any Subsidiary Guarantee) of the Company or any Subsidiary Guarantor owing to a Person that is not the Company or an Affiliate thereof.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor entity performing similar functions.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Company and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Permitted Businesses” means the business of owning, leasing and managing gasoline stations, convenience store properties and other retail real properties (including, for the avoidance of doubt, quick service or other casual restaurants and auto service and auto parts stores), and any other single-tenant net lease business, and business activities reasonably related to the foregoing (including the creation or acquisition of any interest in any Subsidiary (or entity that following such creation or acquisition would be a Subsidiary) for the purpose of conducting the foregoing activities), in each case that are permitted for real estate investment trusts under the Code.

“Permitted Equity Encumbrances” means Liens for taxes, assessments or governmental charges which are (a) immaterial to the Company and its Subsidiaries, taken as a whole, (b) not overdue for a period of more than thirty (30) days or (c) being contested in good faith and by appropriate actions or proceedings diligently conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP.

Schedule B-19

“Permitted Investments” means, subject to the limitation set forth in Section 10.6 hereof:

(a) Investments held by the Company or its Subsidiaries in the form of cash or Cash Equivalents;

(b) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors or lessees to the extent reasonably necessary in order to prevent or limit loss;

(c) Investments in Swap Contracts otherwise permitted under this Agreement; and/or

(d) any other Investments (including through the creation, purchase or other acquisition of the Equity Interests of any Subsidiary (or other Person that following such creation, purchase or other acquisition would be a Subsidiary)) so long as (i) no Event of Default has occurred and is continuing immediately before or immediately after giving effect to the making of such Investment and (ii) immediately after giving effect to the making of such Investment the Company shall be in compliance, on a pro forma basis, with the provisions of Section 10.1

“Permitted Pari Passu Provisions” means provisions that are contained in documentation evidencing or governing Pari Passu Obligations which provisions are the result of (a) limitations on the ability of the Company or a Subsidiary to make Restricted Payments or transfer property to the Company or any Subsidiary Guarantor which limitations are not, taken as a whole, materially more restrictive than those contained in this Agreement, (b) limitations on the creation of any Lien on any assets of a Person that are not, taken as a whole, materially more restrictive than those contained in this Agreement or any other Financing Document or (c) any requirement that Pari Passu Obligations be secured on an “equal and ratable basis” to the extent that the Notes and this Agreement are secured.

“Permitted Property Encumbrances” means:

(a) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property of assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP.

(b) easements, rights-of-way, sewers, electric lines, telegraph and telephone lines, restrictions (including zoning restrictions), encroachments, protrusions and other similar encumbrances affecting Property which (i) to the extent existing with respect to an Unencumbered Eligible Property, would not reasonably be expected to result in a material adverse effect with respect to the use, operations or marketability of such Unencumbered Eligible Property, or (ii) to the extent existing with respect to a Property that is not an Unencumbered Eligible Property, could not reasonably be expected to have a Material Adverse Effect;

Schedule B-20

(c) mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than thirty (30) days or are being contested in good faith and by appropriate actions or proceedings diligently conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the applicable Person;

(d) any interest or right of a lessee of a Property under leases entered into in the ordinary course of business of the applicable lessor; and

(e) rights of lessors under Eligible Ground Leases.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Private Rating Letter” means a letter issued by an Acceptable Rating Agency in connection with any Debt Rating for the applicable series of Notes, which (a) sets forth the Debt Rating for such series of Notes, (b) refers to the Private Placement Number issued by PPN CUSIP Unit of CUSIP Global Services (in cooperation with the SVO) in respect of such series of Notes, (c) addresses the likelihood of payment of both principal and interest on the Notes (which requirement shall be deemed satisfied if either (x) such letter includes confirmation that the rating reflects the Acceptable Rating Agency’s assessment of the Company’s ability to make timely payment of principal and interest on such series of Notes or a similar statement or (y) such letter is silent as to the Acceptable Rating Agency’s assessment of the likelihood of payment of both principal and interest and does not include any indication to the contrary), (d) includes such other information describing the relevant terms of such series of Notes as may be required from time to time by the SVO or any other regulatory authority having jurisdiction over any holder of any Notes, and (e) shall not be subject to confidentiality provisions which would prevent it from being shared with the SVO or any other regulatory authority having jurisdiction over any holder of such series of Notes.

“Private Rating Rationale Report” means, with respect to any Debt Rating that is not a public rating, a report issued by the applicable Acceptable Rating Agency in connection with such Debt Rating setting forth an analytical review of the Notes explaining the transaction structure, methodology relied upon, and, as appropriate, analysis of the credit, legal, and operational risks and mitigants supporting the assigned Debt Rating, in each case, on the letterhead of such Acceptable Rating Agency or its controlled website and generally consistent with the work product that such Acceptable Rating Agency would produce for a similar publicly rated security and otherwise in form and substance generally required by the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes from time to time. Such report shall not be subject to confidentiality provisions or other restrictions which would prevent or limit the report from being shared with the SVO or any other Governmental Authority having jurisdiction over any holder of any Notes.

Schedule B-21

“Property” means the properties owned by the Company and/or any of its Subsidiaries, or in which the Company or any of its Subsidiaries has a leasehold interest.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers of the Notes that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“QPAM Exemption” is defined in Section 6.2(d).

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“Qualified Tenant” means, at any time, a Tenant under a Lease of Property that meets the following criteria: (a) either such Tenant is itself in occupancy of such Property or, if such Property is occupied by subtenants of such Tenant, no member of the Consolidated Group has reason to believe that the failure of such subtenants to occupy such Property would reasonably be expected to result in such Tenant defaulting its monetary obligations under the Lease of such Property to which it is a party as lessee, (b) such Tenant is not subject to any proceedings under Debtor Relief Laws, (c) such Tenant is not more than one month in arrears on its rent payments due under the Lease of such Property to which it is a party as lessee, and (d) if such Tenant has one or more sub-tenants, neither the Company nor any of its Subsidiaries has actual knowledge, without inquiry or investigation, of any monetary defaults by such sub-tenant(s) under its sublease with such Tenant that would reasonably be expected to result in such Tenant defaulting its monetary obligations under the Lease of such Property to which it is a party as lessee.

“Rating Agency” means any of S&P, Fitch or Moody’s.

“Real Property” as to any Person means all of the right, title, and interest of such Person in and to land, improvements, and fixtures.

“Recourse Indebtedness” means Indebtedness, other than Indebtedness under the Financing Documents, that is not Non-Recourse Indebtedness; provided that personal recourse for Customary Non-Recourse Carve-Outs shall not, by itself, cause such Indebtedness to be characterized as Recourse Indebtedness.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

Schedule B-22

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the environment, or into, from or through any building, structure or facility.

“Relevant Payment” is defined in Section 15.12.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Required Holders” means (a) at any time during the period beginning on the Execution Date to and including the Closing Date, all Purchasers of Series T Notes and the holders of at least a majority in principal amount of the Existing Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates), and (b) at all times after the Closing Date, the holders of at least a majority in principal amount of the Notes (without regard to series) at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any Subsidiary thereof, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent Person thereof).

“S&P” means S&P Global Ratings, a division of S&P Global, and any successor to its rating agency business.

“SEC” means the Securities and Exchange Commission of the United States or any successor thereto.

“Second Amended and Restated Note Agreement” is defined in Section 1.1.

“Secured Indebtedness” means Indebtedness of any Person that is secured by a Lien on any asset (including without limitation any Equity Interest) owned or leased by the Company, any Subsidiary thereof or any Unconsolidated Affiliate, as applicable; provided that a negative pledge shall not, in and of itself, cause any Indebtedness to be considered to be Secured Indebtedness.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

Schedule B-23

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief executive officer, president, chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Series C Notes” means the Existing Series C Notes, as amended, restated or otherwise modified from time to time, and shall include any notes issued in substitution, replacement or exchange therefor pursuant to Section 13 in the form attached hereto as Schedule 1-C.

“Series D Notes” means the Existing Series D Notes, as amended, restated or otherwise modified from time to time, and shall include any notes issued in substitution, replacement or exchange therefor pursuant to Section 13 in the form attached hereto as Schedule 1-D.

“Series F Notes” means the Existing Series F Notes, as amended, restated or otherwise modified from time to time, and shall include any notes issued in substitution, replacement or exchange therefor pursuant to Section 13 in the form attached hereto as Schedule 1-E.

“Series I Notes” means the Existing Series I Notes, as amended, restated or otherwise modified from time to time, and shall include any notes issued in substitution, replacement or exchange therefor pursuant to Section 13 in the form attached hereto as Schedule 1-F.

“Series Q Notes” means the Existing Series Q Notes, as amended, restated or otherwise modified from time to time, and shall include any notes issued in substitution, replacement or exchange therefor pursuant to Section 13 in the form attached hereto as Schedule 1-G.

“Series T Notes” is defined in Section 1.4.

“Series T Purchaser” is defined in Section 2.

“Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Consolidated Group as of that date determined in accordance with GAAP

“Significant Subsidiary” means, on any date of determination, each Subsidiary or group of Subsidiaries of the Company (a) whose total assets as of the last day of the then most recently ended fiscal quarter were equal to or greater than 10% of the Total Asset Value at such time, or (b) whose gross revenues were equal to or greater than 10% or more of the consolidated revenues of the Company and its Subsidiaries for the then most recently ended period of four fiscal quarters (it being understood that all such calculations shall be determined in the aggregate for all Subsidiaries of the Company subject to any of the events specified in clause (g), (h) or (i) of Section 11).

“Single Asset Entity” means a Person (other than an individual) that (a) only owns or leases a Property and/or cash or Cash Equivalents and other assets of nominal value incidental to such Person’s ownership of such Property; (b) is engaged only in the business of owning, developing and/or leasing such Property; and (c) receives substantially all of its gross revenues from such Property. In addition, if the assets of a Person consist solely of (i) Equity Interests in

Schedule B-24

one or more other Single Asset Entities and (ii) cash or Cash Equivalents and other assets of nominal value incidental to such Person’s ownership of the other Single Asset Entities, such Person shall also be deemed to be a Single Asset Entity for purposes of this Agreement (such an entity, a “Single Asset Holding Company”).

“Single Asset Holding Company” has the meaning given that term in the definition of Single Asset Entity.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. For purposes of this definition, the amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Source” is defined in Section 6.2.

“State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company.

“Subsidiary Guarantor” means, collectively, (a) each Initial Subsidiary Guarantor, (b) each Subsidiary that is, or is required to become, a “Guarantor” under and pursuant to the terms of any Bank Loan Document, the MetLife Note Agreement, the AIG Note Agreement, the Barings Note Agreement, the New York Life Note Agreement any Additional Note Agreement or any other document, instrument or agreement evidencing or governing any other Unsecured Debt and (c) each Subsidiary that from time to time becomes party hereto as a Subsidiary Guarantor pursuant to Section 9.13 hereof, and in each case under clauses (a), (b) and (c) together with their successors and permitted assigns.

Schedule B-25

“Substitute Purchaser” is defined in Section 22.

“Super-Majority Holders” means (a) at any time during the period beginning on the Execution Date to and including the Closing Date, all Purchasers of the Series T Notes and the holders of at least 66-2/3% in principal amount of the Existing Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates), and (b) at all times after the Closing Date, the holders of at least 66-2/3% in principal amount of the Notes (without regard to series) at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Purchaser or any Affiliate of a Purchaser).

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

Schedule B-26

“Tenant” means any tenant, lessee, licensee or occupant under a Lease, including a subtenant or a subleasee.

“Third Amended and Restated Note Agreement” is defined in Section 1.1.

“Threshold Amount” means (a) with respect to Recourse Indebtedness of any Person, $30,000,000, (b) with respect to Non-Recourse Indebtedness of any Person, $75,000,000 and (c) with respect to the Swap Termination Value owed by any Person, $30,000,000.

“Total Asset Value” means, on any date of determination, the sum (without duplication) of (a) the Consolidated Group’s Ownership Share of NOI for the period of four full fiscal quarters ended on or most recently ended prior to such date (excluding the Consolidated Group’s Ownership Share of NOI for any Property not owned or leased for the entirety of such four fiscal quarter period), and divided by the Cap Rate, (b) the aggregate cash acquisition price paid to a Person that is not an Affiliate of the Company for Properties (other than unimproved land, or properties that are under construction or otherwise under development and not yet substantially complete) that has not been owned or ground leased pursuant to an Eligible Ground Lease, as of the last day of the fiscal quarter ended on or most recently ended prior to such date for a period of less than four full fiscal quarters as of such date, plus the amount of capital expenditures actually spent by the Company or a consolidated Subsidiary thereof in connection with such Properties, (c) Cash and Cash Equivalents, (d) investments in marketable securities, valued at the lower of GAAP book value or “market” as of the end of the fiscal quarter ended on or most recently ended prior to such date, (e) the aggregate GAAP book value of all unimproved land and properties that are under construction or otherwise under development and not yet substantially complete owned or leased as of the last day of the fiscal quarter ended on or most recently ended prior to such date and (f) the aggregate GAAP book value of mortgage notes receivable as of the last day of the fiscal quarter ended on or most recently ended prior to such date. The Consolidated Group’s Ownership Share of assets held by Unconsolidated Affiliates (excluding assets of the type described in clauses (c) and (d) above) will be included in the calculation of Total Asset Value on a basis consistent with the above described treatment for Wholly-Owned assets; provided, that notwithstanding the foregoing, for purposes of calculating Total Asset Value at any time, Investments in excess of the following limitations on specific classes of Investments shall be excluded from such calculations, but, for avoidance of doubt, shall not be a Default or Event of Default:

(i) purchase money mortgages or other financing provided to Persons in connection with the sale of a Property, in an aggregate amount in excess of ten percent (10%) of Total Asset Value;

(ii) purchasing, originating and owning loans (excluding loans described in clause (i) above) secured by mortgages or deeds of trust on one or more Real Properties that are described in the definition of Permitted Businesses, in an aggregate amount in excess of fifteen percent (15%) of Total Asset Value;

(iii) Investments in unimproved land in an aggregate amount in excess of ten percent (10%) of Total Asset Value;

Schedule B-27

(iv) Investments in marketable securities traded on the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) or NASDAQ (National Market System Issues only) in an aggregate amount in excess of five percent (5%) of the Total Asset Value;

(v) Investments in Unconsolidated Affiliates (excluding investments described in clause (iv) above) in an aggregate amount in excess of five percent (5%) of Total Asset Value;

(vi) Investments in Real Property under development (i.e., a property which is being developed for which a certificate of occupancy (or other equivalent thereof issued under applicable local law) has not been issued) in an aggregate amount in excess of ten percent (10%) of the Total Asset Value;

(vii) Investments in multi-tenant retail businesses in an aggregate amount in excess of ten percent (10%) of the Total Asset Value; and

(viii) Investments of the types set forth in clauses (i) through (vii) above in an aggregate amount in excess of thirty percent (30%) of the Total Asset Value.

Determinations of whether an Investment causes one of the above limitations to be exceeded will be made after giving effect to the subject Investment, and the value of any Investment will be determined in the manner set forth in clauses (a) through (f) of this definition.

“Transactions” means the execution, delivery and performance by the Company of this Agreement, the issuance of the Notes hereunder and the guaranties by the Subsidiary Guarantors of the Indebtedness owing to the Purchasers hereunder.

“Transferee” means (a) with respect to the Series T Notes, any Person who becomes a holder of Series T Notes after the Closing Date in accordance with the terms of this Agreement, and (b) with respect to any other series of Notes, any Person who becomes a holder of such series of Notes after the original closing date for the issuance and sale of such series of Notes.

“Unconditional Guarantee” is defined in Section 15.1.

“Unconsolidated Affiliate” means, at any date, any Person (x) in which any member of the Consolidated Group, directly or indirectly, holds an Equity Interest, which investment is accounted for in the consolidated financial statements of the Company on an equity basis of accounting and (y) whose financial results are not consolidated with the financial results of the Company under GAAP.

“Unencumbered Asset Value” means, as of any date of determination, the sum of

(a) (i) the aggregate Unencumbered NOI from Unencumbered Eligible Properties owned, or ground leased pursuant to an Eligible Ground Lease, for the period of four full fiscal quarters ended on or most recently ended prior to such date, divided by (ii) the Cap Rate;

Schedule B-28

(b) the sum of (i) the aggregate cash acquisition price paid to a Person that is not an Affiliate of the Company for all Unencumbered Eligible Properties that were owned, or ground leased pursuant to an Eligible Ground Lease, as of the last day of the fiscal quarter ended on or most recently ended prior to such date for a period less than four full fiscal quarters plus (ii) an amount equal to the lesser of (A) the amount of capital expenditures actually spent by the Company or a consolidated Subsidiary thereof in connection with such Unencumbered Eligible Properties and (B) ten percent (10%) of the aggregate cash acquisition price paid for such Unencumbered Eligible Properties as referred to in the clause (b)(i) above; and

(c) [Intentionally omitted];

provided, however that (x) not more than fifteen percent (15%) of the Unencumbered Asset Value at any time may be in respect of Unencumbered Eligible Properties that are subject to Eligible Ground Leases (rather than Wholly-Owned in fee simple), with any excess over the foregoing limit being excluded from Unencumbered Asset Value and (y) not more than fifteen percent (15%) of the Unencumbered Asset Value at any time may be in respect of Unencumbered Eligible Properties that are not an operating gasoline station, a convenience store or another Permitted Business operating adjacent to or in connection with an operating gasoline station or convenience store owned or ground leased by the Consolidated Group.

“Unencumbered Eligible Property” has the meaning specified in the definition of “Unencumbered Property Criteria”.

“Unencumbered Interest Coverage Ratio” means, as of the last day of any fiscal quarter of the Company, the ratio of (a) Unencumbered NOI for all Unencumbered Eligible Properties for such fiscal quarter to (b) Unsecured Interest Expense for such fiscal quarter.

“Unencumbered NOI” means, as for any period, the aggregate NOI that is attributable to all Unencumbered Eligible Properties owned, or ground leased pursuant to an Eligible Ground Lease, during such period; provided, that not more than 30% of the aggregate Unencumbered NOI for all Unencumbered Eligible Properties at any time may come from any single Tenant (together with its Affiliates), with any excess over the foregoing limit being excluded from such aggregate Unencumbered NOI.

“Unencumbered Property Criteria” in order for any Property to be included as an Unencumbered Eligible Property it must be designated as such by the Company and meet and continue to satisfy each of the following criteria (each such property that is so designated and meets such criteria being referred to as an “Unencumbered Eligible Property”):

(a) the Property is operated as a Permitted Business;

(b) the Property is Wholly-Owned in fee simple directly by, or is ground leased pursuant to an Eligible Ground Lease directly to, the Company or a Subsidiary Guarantor;

(c) each Unencumbered Property Subsidiary with respect to the Property must be a Wholly-Owned Subsidiary of the Company and be a Subsidiary Guarantor;

Schedule B-29

(d) each Unencumbered Property Subsidiary with respect to the Property must be organized in a state within the United States of America or in the District of Columbia, and the Property itself must be located in a state within the United States of America or in the District of Columbia;

(e) the Equity Interests of each Unencumbered Property Subsidiary with respect to such Property are not subject to any Liens (including, without limitation, any restriction contained in the Organizational Documents of any such Subsidiary that limits the ability to create a Lien thereon as security for indebtedness, but excluding any negative pledge under the Financing Documents or which is a Permitted Pari Passu Provision or is a negative pledge which is contemplated pursuant to clause (B) of Section 10.11) other than Permitted Equity Encumbrances;

(f) the Property is not subject to any ground lease (other than an Eligible Ground Lease), Lien or any restriction (other than any negative pledge under the Financing Documents or which is a Permitted Pari Passu Provision or is a negative pledge which is contemplated pursuant to clause (B) of Section 10.11) on the ability of the Company and each Unencumbered Property Subsidiary with respect to such Property to transfer or encumber such property or income therefrom or proceeds thereof (other than Permitted Property Encumbrances);

(g) the Property does not have any title, survey, environmental, structural, architectural or other defects that would interfere with the use of such Property for its intended purpose in any material respect and shall not be subject to any condemnation or similar proceeding;

(h) no Unencumbered Property Subsidiary with respect to such Property shall be subject to any proceedings under any Debtor Relief Law;

(i) no Unencumbered Property Subsidiary with respect to such Property shall incur or otherwise be liable for any Indebtedness (other than (x) Indebtedness under the Financing Documents, (y) Unsecured Debt (whether as a borrower, guarantor or other obligor) and (z) in the case of an Unencumbered Property Subsidiary that indirectly owns all or any portion of an Unencumbered Eligible Property (an “Indirect Owner”), unsecured guaranties of Non-Recourse Indebtedness of a Subsidiary thereof for which recourse to such Indirect Owner is contractually limited to liability for Customary Non-Recourse Carve-Outs); and

(j) the business(es) operated at such Property would not, in the reasonable judgment of the holder of any Note, reasonably be expected to cause such holder to violate any applicable law or regulation.

“Unencumbered Property Subsidiary” means each Subsidiary of the Company that owns, or ground leases, directly or indirectly, all or a portion of any Unencumbered Eligible Property.

“United States” and “U.S.” mean the United States of America.

Schedule B-30

“Unrestricted Cash and Cash Equivalents” means on any date, the sum of: (a) the aggregate amount of unrestricted cash then held by the Company or any of its Subsidiaries (as set forth on the Company’s balance sheet for the then most recently ended fiscal quarter), plus (b) the aggregate amount of unrestricted Cash Equivalents (valued at fair market value) then held by the Company or any of its Subsidiaries. As used in this definition, “Unrestricted” means, with respect to any asset, the circumstance that such asset is not subject to any Liens or claims of any kind in favor of any Person.

“Unsecured Debt” means Indebtedness of any Person that is not Secured Indebtedness.

“Unsecured Debt Facility” means Unsecured Debt of any Person that is of a type described in clause (a), (b) or (c) of the definition of “Indebtedness” or is a Guarantee of any such Unsecured Debt. For the avoidance of doubt, with respect to any Unsecured Debt Facility of the type described in clause (c) of the definition of “Indebtedness”, Unsecured Debt Facility shall not include any underlying Secured Indebtedness that is the subject of such Swap Contract or any documentation with respect to any such underlying Secured Indebtedness that is the subject of such Swap Contract.

“Unsecured Interest Expense” means, for any period, the portion of Consolidated Interest Expense for such period attributable to Unsecured Debt equal to the actual interest expense incurred in respect thereof during such period.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program.

“Wholly-Owned” means with respect to the ownership by any Person of any Property, that one hundred percent (100%) of the title to such Property is held in fee directly or indirectly by, or one hundred percent (100%) of such Property is ground leased pursuant to an Eligible Ground Lease directly or indirectly by, such Person.

“Wholly-Owned Subsidiary” means, with respect to any Person on any date, any corporation, partnership, limited liability company or other entity of which one hundred percent (100%) of the Equity Interests and one hundred percent (100%) of the ordinary voting power are, as of such date, owned and Controlled, directly or indirectly, by such Person.

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be

Schedule B-31

deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise,

(a) any definition of or reference to any agreement, instrument or other document herein (including any Organizational Documents), shall be construed as referring to such agreement, instrument or other document, as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),

(b) any reference herein to any Person shall be construed to include such Person’s successors and assigns,

(c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and

(d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement.

Schedule B-32

SCHEDULE C

Eligible Ground Leases (Legacy)

[* * *]4

* [***] Indicates material that has been excluded from this Exhibit 10.11 because it is not material.

Schedule C

Schedule 1-C

[Form of Series C Note]

GETTY REALTY CORP.

4.75% Series C Guaranteed Senior Note Due February 25, 2025

No. RC-[_____] [Date]

$[_______] PPN: 374297 A@8

For Value Received, the undersigned, Getty Realty Corp. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on February 25, 2025 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 4.75% per annum from the date hereof, payable quarterly, on the 25th day of February, May, August and November in each year, commencing with the February 25 (other than February 25, 2017), May 25, August 25 and November 25 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 6.75% or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Seventh Amended and Restated Note Purchase and Guarantee Agreement, dated as of November 21, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), among the Company, the Subsidiary Guarantors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Agreement and (ii) made the representation set forth in Section 6.2 of the Note Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Agreement.

Schedule 1-C

This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The obligations of the Company under this Note have been guaranteed by the Subsidiary Guarantors pursuant to the Note Agreement.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

GETTY REALTY CORP.

By:
Name:
Title:

Schedule 1-C

Schedule 1-D

[Form of Series D Note]

GETTY REALTY CORP.

5.47% Series D Guaranteed Senior Note Due June 21, 2028

No. RD-[_____] [Date]

$[_______] PPN: 374297 A#6

For Value Received, the undersigned, Getty Realty Corp. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on June 21, 2028 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 5.47% per annum from the date hereof, payable quarterly, on the 25th day of February, May, August and November in each year, commencing with the February 25th, May 25th, August 25th or November 25th, as applicable, next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.47% or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Seventh Amended and Restated Note Purchase and Guarantee Agreement, dated as of November 21, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), among the Company, the Subsidiary Guarantors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Agreement and (ii) made the representation set forth in Section 6.2 of the Note Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Agreement.

Schedule 1-D

This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The obligations of the Company under this Note have been guaranteed by the Subsidiary Guarantors pursuant to the Note Agreement.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

GETTY REALTY CORP.

By:
Name:
Title:

Schedule 1-D

Schedule 1-E

[Form of Series F Note]

GETTY REALTY CORP.

3.52% Series F Guaranteed Senior Note Due September 12, 2029

No. RF-[_____] [Date]

$[_______] PPN: 374297 B@7

For Value Received, the undersigned, Getty Realty Corp. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on September 12, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 3.52% per annum from the date hereof, payable quarterly, on the 25th day of February, May, August and November in each year, commencing with the February 25th, May 25th, August 25th or November 25th, as applicable, next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.52% or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Seventh Amended and Restated Note Purchase and Guarantee Agreement, dated as of November 21, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), among the Company, the Subsidiary Guarantors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Agreement and (ii) made the representation set forth in Section 6.2 of the Note Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Agreement.

Schedule 1-E

This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The obligations of the Company under this Note have been guaranteed by the Subsidiary Guarantors pursuant to the Note Agreement.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

GETTY REALTY CORP.

By:
Name:
Title:

Schedule 1-E

Schedule 1-F

[Form of Series I Note]

GETTY REALTY CORP.

3.43% Series I Guaranteed Senior Note Due November 25, 2030

No. RI-[_____] [Date]

$[_______] PPN: 374297 C@6

For Value Received, the undersigned, Getty Realty Corp. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on November 25, 2030 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 3.43% per annum from the date hereof, payable quarterly, on the 25th day of February, May, August and November in each year, commencing with the February 25th, May 25th, August 25th or November 25th, as applicable, next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.43% or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Seventh Amended and Restated Note Purchase and Guarantee Agreement, dated as of November 21, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), among the Company, the Subsidiary Guarantors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Agreement and (ii) made the representation set forth in Section 6.2 of the Note Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Agreement.

Schedule 1-F

This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The obligations of the Company under this Note have been guaranteed by the Subsidiary Guarantors pursuant to the Note Agreement.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

GETTY REALTY CORP.

By:
Name:
Title:

Schedule 1-F

Schedule 1-G

[Form of Series Q Note]

GETTY REALTY CORP.

3.65% Series Q Guaranteed Senior Note Due January 20, 2033

No. RQ-[_____] [Date]

$[_______] PPN: 374297 F*5

For Value Received, the undersigned, Getty Realty Corp. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on January 20, 2033 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 3.65% per annum from the date hereof, payable quarterly, on the 25th day of February, May, August and November in each year, commencing with the February 25th, May 25th, August 25th or November 25th, as applicable, next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 5.65% or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Seventh Amended and Restated Note Purchase and Guarantee Agreement, dated as of November 21, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), among the Company, the Subsidiary Guarantors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Agreement and (ii) made the representation set forth in Section 6.2 of the Note Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Agreement.

Schedule 1-G

DOCPROPERTY DOCXDOCID DMS=IManage Format=<<NUM>>.<<VER>> PRESERVELOCATION

This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The obligations of the Company under this Note have been guaranteed by the Subsidiary Guarantors pursuant to the Note Agreement.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

GETTY REALTY CORP.

By:
Name:
Title:

Schedule 1-G

Schedule 1-H

[Form of Series T Note]

GETTY REALTY CORP.

5.70% Series T Guaranteed Senior Note Due February 22, 2032

No. RT-[_____] [Date]

$[_______] PPN: 374297 G*4

For Value Received, the undersigned, Getty Realty Corp. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on February 22, 2032 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 5.70% per annum from the date hereof, payable quarterly, on the 25th day of February, May, August and November in each year, commencing with the February 25th, May 25th, August 25th or November 25th, as applicable, next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.70% or (ii) 2.0% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. from time to time in New York, New York as its “base” or “prime” rate, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Seventh Amended and Restated Note Purchase and Guarantee Agreement, dated as of November 21, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”), among the Company, the Subsidiary Guarantors and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 21 of the Note Agreement and (ii) made the representation set forth in Section 6.2 of the Note Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Agreement.

Schedule 1-H

This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The obligations of the Company under this Note have been guaranteed by the Subsidiary Guarantors pursuant to the Note Agreement.

This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

GETTY REALTY CORP.

By:
Name:
Title:

Schedule 1-H

Schedule 5.4

SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

[* * *]5

* [***] Indicates material that has been excluded from this Exhibit 10.11 because it is not material.

Schedule 5.4

SCHEDULE 5.5

FINANCIAL STATEMENTS

[* * *]6

* [***] Indicates material that has been excluded from this Exhibit 10.11 because it is not material.

Schedule 5.5

SCHEDULE 5.15

EXISTING INDEBTEDNESS

[* * *]7

* [***] Indicates material that has been excluded from this Exhibit 10.11 because it is not material.

Schedule 5.15

SCHEDULE 5.23

CONDITION OF PROPERTIES

[* * *]8

* [***] Indicates material that has been excluded from this Exhibit 10.11 because it is not material.

Schedule 5.23

EXHIBIT A

[FORM OF JOINDER AGREEMENT]

[NAME OF SUBSIDIARY GUARANTOR]

To each Noteholder (as defined below):

Date: [Month] [Day], 20[__]

Reference is made to that certain Seventh Amended and Restated Note Purchase and Guarantee Agreement, dated as of November 21, 2024 (as amended, restated or otherwise modified from time to time, the “Note Purchase Agreement”) among Getty Realty Corp., a Maryland corporation (the “Company”), each of its Subsidiaries from time to time party thereto as a Subsidiary Guarantor (collectively, the “Subsidiary Guarantors”) and the holders of Notes issued thereunder and each of their respective successors and assigns, including, without limitation, future holders of the Notes (as defined below) (collectively, the “Noteholders”), pursuant to which the Company, among other things, (a) amended and restated that certain Sixth Amended and Restated Note Purchase and Guarantee Agreement, dated as of February 22, 2022 and (b) issued to the Series T Purchasers its 5.70% Series T Guaranteed Senior Notes due February 22, 2032 (the “Series T Notes”; together with the Series C Notes, the Series D Notes, the Series F Notes, the Series I Notes and the Series Q Notes, as the same may be amended, restated or otherwise modified from time to time, the “Notes”) in the aggregate principal amount of $50,000,000.

Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement.

1. JOINDER OF GUARANTOR.

In accordance with the terms of Section 9.13 of the Note Purchase Agreement, [Insert Name of Subsidiary Guarantor], a [__________] [corporation/limited liability company] (the “Subsidiary Guarantor”), by the execution and delivery of this Joinder Agreement, does hereby agree to become, and does hereby become, a party to the Note Purchase Agreement and bound by the terms and conditions of the Note Purchase Agreement as a Subsidiary Guarantor, including, without limitation, becoming jointly and severally liable with the other Subsidiary Guarantors for the Guaranteed Obligations in accordance with Section 15 of the Note Purchase Agreement and for the due and punctual performance and observance of all the covenants in the Note Purchase Agreement to be performed or observed by the Obligors, all as more particularly provided for in Sections 9 and 10 of the Note Purchase Agreement. The Note Purchase Agreement is hereby, without any further action, amended to add the Subsidiary Guarantor as a “Subsidiary Guarantor”, “Obligor” and signatory to the Note Purchase Agreement. Upon the execution hereof, this Joinder Agreement shall constitute a “Financing Document” for purposes of the Note Purchase Agreement.

Exhibit A-1

2. REPRESENTATIONS AND WARRANTIES OF THE ADDITIONAL SUBSIDIARY GUARANTOR.

The Subsidiary Guarantor hereby makes, as of the date hereof and only as to itself in its capacity as a Subsidiary Guarantor and/or as a Subsidiary, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement that is directly applicable to a Subsidiary Guarantor or a Subsidiary (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).

3. DELIVERIES BY SUBSIDIARY GUARANTOR.

The Subsidiary Guarantor hereby delivers to each of the Noteholders, contemporaneously with the delivery of this Joinder Agreement, each of the documents and certificates set forth in Section 9.13 of the Note Purchase Agreement.

4. ADDRESS FOR NOTICES.

All notices, requests, demands and communications to or upon the Subsidiary Guarantor shall be governed by the terms of Section 19 of the Note Purchase Agreement and shall be addressed to the Subsidiary Guarantor at c/o Getty Realty Corp., 292 Madison Avenue, New York, New York 10017, Attention of Chief Financial Officer (email address: [* * *]9), or at such other address as the Subsidiary Guarantor shall have specified to the Noteholders in writing.

5. MISCELLANEOUS.

5.1 Effective Date.

This Joinder Agreement shall become effective on the date on which this Joinder Agreement and each of the documents and certificates set forth in Section 9.13 of the Note Purchase Agreement are sent to the Noteholders at the addresses and by a means stipulated in Section 19 of the Note Purchase Agreement.

5.2 Expenses.

The Subsidiary Guarantor agrees that it will pay the reasonable fees and the disbursements of special counsel to the Noteholders incurred in connection with the execution and delivery of this Joinder Agreement in accordance with Section 16 of the Note Purchase Agreement.

* [***] Indicates material that has been excluded from this Exhibit 10.11 because it is not material.

Exhibit A-2

5.3 Section Headings, etc.

The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words “herein,” “hereof,” “hereunder” and “hereto” refer to this Joinder Agreement as a whole and not to any particular Section or other subdivision.

5.4 Governing Law.

THIS JOINDER AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

5.5 Successors and Assigns.

This Joinder Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Subsidiary Guarantor.

5.6 Facsimile Signature.

Delivery of an executed signature page of this Joinder Agreement by facsimile transmission or electronic transmission, including by PDF file, shall be as effective as delivery of a manually executed signature page hereof.

[Remainder of page intentionally left blank; next page is signature page]

Exhibit A-3

IN WITNESS WHEREOF, the Subsidiary Guarantor has caused this Joinder Agreement to be executed on its behalf by a duly authorized officer or agent thereof as of the date first above written.

Very truly yours,

[NAME OF SUBSIDIARY GUARANTOR]

By:
Name:
Title:

Exhibit A-4